UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07102

                       THE ADVISORS' INNER CIRCLE FUND II
               (Exact name of registrant as specified in charter)
                                    --------


                               c/o CT Corporation
                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-932-7781

                    DATE OF FISCAL YEAR END: JANUARY 31, 2006

                   DATE OF REPORTING PERIOD: JANUARY 31, 2006

ITEM 1.   REPORTS TO STOCKHOLDERS.


                                  ANNUAL REPORT




                         HANCOCK HORIZON FAMILY OF FUNDS

                         [graphic of lighthouse omitted]




                                JANUARY 31, 2006
                       The Advisors' Inner Circle Fund II

                                                                  [LOGO OMITTED]
HANCOCK HORIZON FAMILY OF FUNDS                                 JANUARY 31, 2006
--------------------------------------------------------------------------------




                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholder Letter ..........................................................  2
Economic Overview and Investment Outlook ....................................  3
Investment Philosophy .......................................................  7
Management's Discussion of Fund Performance .................................  8
Disclosure of Fund Expenses ................................................. 21
FINANCIAL STATEMENTS
Statements of Net Assets .................................................... 22
Statements of Operations .................................................... 35
Statements of Changes in Net Assets ......................................... 36
Financial Highlights ........................................................ 38
Notes to Financial Statements ............................................... 48
Report of Independent Registered Public Accounting Firm ..................... 55
Trustees and Officers of The Advisors' Inner Circle Fund II ................. 56
Notice to Shareholders ...................................................... 64
Shareholder Voting Results .................................................. 65


The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Commission's web site at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors' Inner Circle Fund II uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1.888.346.6300; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.


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                                        1
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

----------------------
  SHAREHOLDER LETTER
----------------------
--------------------------------------------------------------------------------

Hurricane Katrina, the greatest natural disaster to hit the continental U.S. in more than 100 years, made landfall 15 miles to the west of our corporate headquarters on August 29, 2005. The disaster presented many challenges to our investment management team. Our corporate headquarters were severely damaged, many of our team members' homes received severe damage or were destroyed, and our `home town' and the Gulf South were in disarray. Through it all, the operations and management of the Funds went uninterrupted and the management team continued with the investment disciplines that have been the bedrock of our success.

INVESTMENT PERFORMANCE

Once again, the Hancock Horizon Equity Funds delivered a performance level that surpassed the S&P 500 Composite Index and many of their peers. For the 12 months ended January 31, 2006, the Hancock Horizon Value Fund's Trust Class returned 17.52% while its benchmark, the Russell 1000 Value Index, returned 13.22% for that same period. Similarly, the Hancock Horizon Growth Fund had another outstanding year; with the Fund's Trust Class realizing a 22.95% return while its benchmark, the Russell 1000 Growth Index, realized a 10.81% return for that same period.

ASSET GROWTH

May 31, 2005 marked the 5th anniversary of the Hancock Horizon Funds. We started our Fund complex with just over $200 million in assets and three mutual funds. The Funds have grown tremendously and we're proud to say that our five funds now total over $700 million in assets.

NEW FUND MANAGER

Jeffery Tanguis joined Hancock Bank as Director of Fixed Income in March 2005 and is the new manager of the Hancock Horizon Treasury Securities Money Market Fund and Hancock Horizon Strategic Income Bond Fund. Jeff has over 20 years of experience and comes to us from Hibernia Bank where he served in a similar capacity. We're very excited to have Jeff as part of our team and we're confident he'll be able to deliver the great management Hancock Horizon Fund shareholders have come to expect.

We are delighted to share our funds success as we conclude our fiscal year 2005. We appreciate your continued support during this time of steadfast growth and rebuilding. We are eager to continue servicing your investment needs.

Sincerely,

/s/ Clifton Saik

Clifton Saik
Executive Vice President



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                                        2
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



--------------------------------------------
  ECONOMIC OVERVIEW AND INVESTMENT OUTLOOK                        [LOGO OMITTED]
--------------------------------------------                    JANUARY 31, 2006
--------------------------------------------------------------------------------

A LOOK BACK AT 2005.

FOURTH QUARTER 2005 REAL GDP GROWTH EQUALLED +1.1%, CONSIDERABLY BELOW ESTIMATES. After pouring over the detail, economists reckoned that it was something of an aberration, and that this initial estimate would probably be revised higher. Despite an inauspicious ending, however, the year really proved to be extraordinary, economically speaking. An unfriendly Federal Reserve monetary policy, rising short-term interest rates, disastrous hurricanes, high energy prices, a heavily indebted consumer, moderate wage gains and a steady decline in real disposable consumer income had practically no discernable impact. Positive GDP growth in 2005 was expected by most forecasters, but few believed the inflation adjusted figures would be above average. Current estimates indicate that the final number will be about 3.2%. The historical long-term average real GDP growth rate is approximately 3.0%. Our guess last January was that an average to below average year for economic growth was in prospect given the position of the leading economic indicators at the time, the Fed's program of monetary tightening, high oil prices and decelerating corporate earnings growth expectations. An average to below average forecast was, in our opinion, more in keeping with the evidence at hand. Why was U.S. economic growth stronger than expected? The consumer as usual gets most of the credit. House prices continued to rise and long-term interest rates remained low, allowing mortgage equity withdrawal (MEW) to continue at a rapid pace. Billions of dollars were extracted from homeowner's equity, leading some economists to estimate that this cash-flow-boosting process contributed an additional .7 percentage point to real GDP growth. In essence then, MEW was largely responsible for turning what would have been a below average growth year into something considerably better.

INFLATION REMAINED LOW IN 2005. There was an inflation scare in late summer as a result of a Katrina related spike in oil prices, but there was little evidence of energy cost pass through to the retail sector. Core inflation (excluding energy and food) hovered in the 2.0% area for most of the year, well within the range of relative price stability as defined by the Federal Reserve. Generally benign inflation readings, however, did not stop the Fed from raising short-term rates from 2.25% to 4.25% by year end. Consensus inflation forecasts last January pointed to a relatively stable price environment during the year. We thought that the consensus inflation outlook appeared reasonable considering the Fed's focus on removing monetary stimulus and because pipeline inflationary pressure, notably in commodities and manufactured goods, could not be easily passed through to the final consumer.

BOND PERFORMANCE IN 2005 WAS POSITIVE ACROSS THE BOARD, once again surprising the pundits who expected long-term interest rates to rise, thereby pushing bond prices down and creating relatively poor or even negative returns in long-term maturities. Ten-year U.S. Treasuries, for example, produced total returns equaling +2.7%, while thirty-year U.S. Treasuries recorded a total return of +9.3%. The broad bond indices registered returns ranging from +2.3% to +2.5%. Outside of long-term U.S.


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                                        3
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

--------------------------------------------------------
  Economic Overview and Investment Outlook (continued)
--------------------------------------------------------
--------------------------------------------------------------------------------


treasuries, these returns seem paltry, but compared to the Dow Jones Industrial Average total gain of +1.8% and the NASDAQ's +2.1% figure, they look pretty good. The S&P 500 capitalization weighted index delivered a +4.9% total return, better than most fixed income securities, but little more than half that of long-term treasuries. Common stock performance was somewhat below consensus expectations, but not out of range of what should have been expected given valuation readings early in the year, Fed tightening and evidence of decelerating earnings growth. Large capitalization stocks were expected to outperform, but small caps and mid caps once again won the performance derby. This is the sixth year in a row in which large cap performance trailed the other capitalization categories. Among the major cap-weighted index sectors, only mid-caps produced double digit returns (+12.5%). The "average" stock, measured by the Value Line equal-weighted arithmetic index of 1700 issues, rose about 7.0%. Value investment styles outperformed Growth for the sixth year running, but the performance spread narrowed. The S&P 500 Barra Value Index return in 2005 was +6.3% compared to +3.5% for the S&P Barra Growth Index. It was surprising that the relentless rise in short-term interest rates during the year did not precipitate the 10-15% market setback that usually accompanies a lengthy period of Fed tightening. The character of the market, however, did change. Market breadth turned sour with fewer sectors and industry groups delivering market-beating returns, and volatility reached cyclical lows based on historical studies. These signposts often accompany an aging cyclical bull market. It does not necessarily follow that a full-fledged bear market is imminent, but prospects for further gains in the near term appear limited.

HOUSING WAS A MAJOR TOPIC OF DISCUSSION LAST YEAR. Real estate "Bubble Watch" columns appeared everywhere. Condominiums had become the real estate equivalent of tech stocks in the late 1990s and affordability measures suggested that the median priced home in perhaps 60% of the country (big cities and the eastern and western seaboard) was beyond the reach of the median income earner. In California, for example, it was estimated that less than 20% of the population could afford the median priced home. Creative and exotic lending arrangements proliferated as the housing boom rolled on and affordability declined. Alarmed at the economic risks posed by aggressive lending practices, new guidelines were proposed by the U.S. regulatory authorities. The new guidelines will probably become effective early in 2006 and should result in fewer new mortgages being issued. This will put additional downward pressure on a boom that was already fading. The Housing Affordability Index at 2005 year end touched fifteen-year lows. Sales traffic in December was off sharply. Buyer resistance to current prices was being reported by builders who have begun to offer concessions to reduce unsold inventory. Price declines on existing properties appeared in formerly hot regions. So far the damage seems to be confined to the most expensive areas, but the Economic Cycle Research Institute (ECRI) leading indicator of home prices has been declining for several months. If this trend is not reversed soon, we might be on the verge of experiencing a cyclical downturn in real (inflation-adjusted) house prices. The last downturn


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                                        4
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

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2006
--------------------------------------------------------------------------------


of any significance, according to ECRI, spanned the five-year period between 1987 and 1993.

OUTLOOK FOR 2006. The consensus economic forecast is centering on 3.5% GDP growth in 2006. This relatively optimistic estimate is predicated on an early end to Fed tightening (March 2006) and no fallout from a slower housing sector. Meanwhile, the leading economic indicators continue to point toward a moderation in economic activity and MEW will not make the positive contribution it did last year. The consensus estimate often proves to be off the mark as the year progresses, but at the moment the suggestion that growth will be positive is supported by the available evidence. The probability of a recession beginning in the next twelve months is low. Accordingly, the economic picture remains benign and seemingly riskless (Goldilocks--not too hot, not too cold) provided, of course, that housing is not too weak and the Fed stops raising rates. It's hard to argue with the conclusions presented based on available evidence, but almost everyone is riding the same train. The "low inflation boom" is expected to continue. Concern about what the shape of the yield curve would portend if the Fed raises short-term interest rates past March 2006 is fading. Normally the yield curve slopes upward, which means that long-term bonds offer higher yields than short-term bonds and U.S. Treasury bills maturing in less than one year. During the past 40 years, when the yield curve inverted and short maturity yields (3-month or 6-month U.S. Treasury Bills) were higher than long-term bond yields (10-year U.S. Treasury Bonds), the stock market rolled over into a correction or cyclical bear market, and with the exception of 1966, a recession followed. Even if the yield curve inverts, the likelihood that it would be negative for future growth is now being questioned since the level of interest rates is thought to be too low to matter. The Bank Credit Analyst has pointed out that real (inflation adjusted) rates are low compared to historic instances when inversions led to recessions. Their view is that this time an inversion in coming months would not imply an approaching recession or near recession experience. This is a plausible conclusion, but other researchers suggest that it is not the level of rates but the simple change in the curve that matters. If the curve inverts, according to this group, it will be a negative signal. The New York Federal Reserve apparently agrees. In a paper published in October 2005, their response to the question, "Should we expect the predictive power of the term spread for real activity to persist?" was "Although yield curve inversions may not be followed by recessions as a matter of universal mathematical principle, they should definitely raise warning flags about future output growth." A look at all of the data provided by leading economic indicators, company surveys, consumer sentiment, inflation expectations and valuation measures support a muddling-through forecast for the economy and markets in the new year. A forecast of above average economic growth that is not supported by leading indicator evidence, however, seems too optimistic particularly when housing, a major contributor to last year's results, is slowing down. There is also, of course, a lingering question mark about the course of monetary policy. We will all breathe a little easier if the Fed stops raising short-term interest rates by March. Testing the new yield curve hypothesis might not be much fun.


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                                        5
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

--------------------------------------------------------
  ECONOMIC OVERVIEW AND INVESTMENT OUTLOOK (CONCLUDED)
--------------------------------------------------------
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BOND YIELDS SHOULD REMAIN LOW AGAINST A LOW AND RELATIVELY STABLE INFLATION
BACKDROP. There is some risk that bond yields could rise across all maturity ranges if the economy is stronger than expected in the next six months while the Fed continues to tighten, but low inflation expectations, economic indicator trends and structural factors related to global trade suggest this outcome is unlikely. Bond yields now reflect levels that existed during the 1950s and the early 1960s before the Great Inflation began. Back then, core inflation averaged about 2% and long-term bond yields averaged 4%. The 2% spread between bond yields and core inflation represented a 2% inflation premium. Today, core inflation is fairly stable at 2% and ten-year U.S. treasuries yield 4.5%. This 2.5% inflation premium appears quite normal in comparison with that earlier period. Unless inflation fears ramp up quickly, bond yields are not likely to rise significantly. There probably isn't much room for yields to decline either. That makes bonds something of a dull investment alternative since the prospect of capital gains (from rising prices as yields fall) is low. In an environment that is relatively unfriendly for equities, however, bonds offer an attractive diversification option. Our suggestion for investors with a preference for moderate risk exposure is to maintain a balanced portfolio with approximately equal portions in bonds and common stocks.

COMMON STOCKS HAVE BEEN IN A CYCLICAL BULL MARKET SINCE OCTOBER 2002. On average, cyclical bull markets last from 3 to 4 years, and at almost 40 months, this one is showing its age. Fewer stocks are reaching new highs and the number of stocks reaching new lows is expanding. Selectivity has been a prominent characteristic of the market ever since the technology bubble burst in early 2000, but particularly so in recent months. Lowry's Reports, which has provided proprietary measures of buying and selling pressure to investors since 1932, reports that selling interest is steadily expanding on rallies, while buying interest recedes. Intermediate-term advances and declines are tied to the rhythm of the business cycle. This business cycle uptrend appears to be losing momentum and the stock market is reacting accordingly. On average, a market correction of 10% to 15% has occurred about every three years since 1900. Sometimes these corrections turned into bear markets characterized by declines of 20% or more. Fortunately there haven't been very many of those, and most were preceded by highly speculative, overvalued markets. Recessions were often part of the story too. This time, if we are on the verge of another setback, the speculative factor is much reduced compared to conditions that existed prior to the last downturn, valuation measures have improved, and the risk of recession seems low. The probabilities, therefore, favor a comparatively benign end to this cyclical advance.



/s/ John C. Portwood

John C. Portwood, CFA
Chief Investment Strategist, Hancock Bank


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                                        6
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

---------------------------------------------------
  The Hancock Horizon Funds Investment Philosophy                 [LOGO OMITTED]
---------------------------------------------------             JANUARY 31, 2006
--------------------------------------------------------------------------------


     High quality standards are an integral part of our investment approach. We do not believe that it is necessary to speculate in low quality securities to be able to produce good returns. To us, the most desirable investment program is one that utilizes high quality securities within a disciplined management process. Our quality standards are evident in the security holdings of all the Hancock Horizon Funds. An example of our focus on quality is the fact that Standard & Poor's Corporation and Moody's Investors Service has rated the Hancock Horizon Treasury Securities Money Market Fund AAA and Aaa, respectively; their highest quality rating for this type of money market fund.
     Discipline is an important key to long-term investment success. It means sticking to your investment approach for the long haul, provided that your approach recognizes real fundamental values that will ultimately be reflected in satisfactory investment returns. Value to us means determining the relative attractiveness of individual securities and asset classes using analytical methods that are unemotional and fundamentally driven. We continually analyze results to confirm or challenge the value added by our process. Occasionally, enhancements have been warranted, but over time the core decision making process has remained intact. No significant changes are anticipated. We believe our approach will remain valuable and effective for the foreseeable future.
     With a high-quality, value-conscious and disciplined investment approach, it naturally follows that control of risk is an integral part of our process as well. Some investors and fund managers focus on returns while neglecting risk. We believe that risk and return are equally important considerations. As a shareholder in the Hancock Horizon Funds, you can expect us to maintain our quality controls and investment disciplines. We will not reach for yield or attempt to enhance return by using securities or methods that are not compatible with the stated objectives of each fund. Our primary goal is to provide a way for investors to participate in the financial markets according to their particular needs. We do so by offering a diversified family of mutual funds that are truly representative of the expected risk and return characteristics of each asset class or investment category.


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                                        7
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

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  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-----------------------------------------------
--------------------------------------------------------------------------------


     The TREASURY SECURITIES MONEY MARKET FUND'S (the "Fund") investment objective is to preserve principal value and maintain a high degree of liquidity while providing current income. The Fund will attempt to achieve this objective by investing exclusively in short-term obligations of the U.S. Treasury and repurchase agreements involving such obligations.
     The Fund's holdings consisted of U.S. Treasury Obligations and U.S. Treasury collateralized repurchase agreements. This structure allowed the fund to capture a higher, competitive yield in a rising interest rate environment. In addition, it provided the necessary degree of liquidity to our shareholders while meeting industry standard requirements for money market funds as to quality, maturity and diversification of investments. The Fund maintains a AAA, rating by Standard & Poor's Corporation and a Aaa by Moody's Investor Service.
     For the year ended January 31, 2006, the Fund generated a total return of 2.68% for the Trust Class Shares, 2.42% for the Institutional Sweep Class Shares and 2.17% for the Class A Shares. This compares to a 2.56% return for the iMoneyNet, Inc., U.S. Treasury & Repo Average, Retail.
     The U.S. economy showed surprising resiliency in 2005. Current estimates indicate the economy grew about 3.2% in 2005 despite skyrocketing energy prices, rising global commodity prices, hurricanes, a real estate "bubble" and a restrictive Federal Reserve. During the past year, interest rates rose across the board. On the short end of the yield curve, the Federal Funds target rate rose sharply from 2.25% to 4.25% and the 2-year Treasury note rose from 3.07% to 4.40%. The upward move in longer-term bond yields was not as dramatic. The 5-year Treasury note rose from 3.61% to 4.35% while the 10-year Treasury note rose modestly from 4.22% to 4.39%.
     Looking ahead, the U.S. economy appears poised for more growth in 2006. Given the backdrop of steady economic growth in the U.S., we believe it is highly likely the Federal Reserve, under the new leadership of Ben Bernanke, will continue raising short-term interest rates in order to maintain moderate inflation.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HANCOCK HORIZON TREASURY SECURITIES MONEY MARKET FUND, TRUST CLASS, INSTITUTIONAL SWEEP CLASS AND CLASS A, VERSUS THE IMONEYNET, INC.,
                          U.S. TREASURY & REPO AVERAGE

[Line Chart Graphic Omitted]
Plot points are as follows:

                                 Hancock Horizon
            Hancock Horizon    Treasury Securities    Hancock Horizon
          Treasury Securities        MM Fund,       Treasury Securities    iMoneyNet, Inc.
                MM Fund,          Institutional           MM Fund,         U.S. Treasury &
              Trust Class          Sweep Class            Class A           Repo Average
5/31/00         $10,000              $10,000              $10,000             $10,000
Jan-01           10,396               10,379               10,363              10,387
Jan-02           10,708               10,664               10,621              10,700
Jan-03           10,821               10,750               10,680              10,807
Jan-04           10,872               10,774               10,688              10,852
Jan-05           10,961               10,834               10,727              10,930
Jan-06           11,255               11,096               10,960              11,209


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                                        8
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

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2006
--------------------------------------------------------------------------------


IMONEYNET, INC., U.S. TREASURY & REPO AVERAGE is a widely-recognized composite of money market funds that invests in U.S. Treasury bills and repurchase agreements backed by these securities. The number of funds in the Average varies.

     The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.


------------------------------------------------------------------------------------------------------
                             ONE YEAR         ANNUALIZED           ANNUALIZED           ANNUALIZED
                              RETURN        3-YEAR RETURN        5-YEAR RETURN       INCEPTION TO DATE
------------------------------------------------------------------------------------------------------
Trust Class                    2.68%             1.32%               1.60%                 2.11%
------------------------------------------------------------------------------------------------------
Institutional Sweep Class      2.42%             1.06%               1.35%                 1.85%
------------------------------------------------------------------------------------------------------
Class A                        2.17%             0.87%               1.13%                 1.63%
------------------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JANUARY 31, 2006. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON MAY 31, 2000.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.



[Pie Chart Graphic Omitted]
Plot points are as follows:

           SECTOR WEIGHTINGS

U.S. TREASURY OBLIGATIONS       54.9%
REPURCHASE AGREEMENTS           45.1%

% of Total Portfolio Investments

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at a $1.00 per share, it is possible to lose money by investing in the Fund.
     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.


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                                        9
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

-----------------------------------------------------------
  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)
-----------------------------------------------------------
--------------------------------------------------------------------------------

     For the year ended January 31, 2006, the STRATEGIC INCOME BOND FUND (the "Fund") generated a total return of 1.02% for the Trust Class Shares, 0.77% for the Class A Shares, and 0.01% for the Class C Shares. This compares to a 2.58% return for the Lipper General Bonds Fund Objective and a 1.36% return for the Lehman Intermediate U.S. Government/Credit Index.
     The Fund's investment objective is total return through current income and capital appreciation, consistent with the preservation of capital. The Fund will attempt to achieve this objective by investing in a mix of U.S. Treasury securities, U.S. government agency securities, mortgage-backed securities and investment grade corporate debt with an intermediate- term duration structure.
     During the fiscal year, the Fund maintained its largest sector position in investment grade corporate debt, representing approximately 35% of the portfolio. The fiscal year ended with the Fund's average effective maturity of
4.6 years and a weighted average duration of 3.8 years.
     The U.S. economy showed surprising resiliency in 2005. Current estimates indicate the economy grew about 3.2% in 2005 despite skyrocketing energy prices, rising global commodity prices, hurricanes, a real estate "bubble" and a restrictive Federal Reserve. During the past year, interest rates rose across the board. On the short end of the yield curve, the Federal Funds target rate rose sharply from 2.25% to 4.25% and the 2-year Treasury note rose from 3.07% to 4.40%. The upward move in longer term bond yields was not as dramatic. The 5-year Treasury note rose from 3.61% to 4.35%, while the 10-year Treasury note rose from modestly 4.22% to 4.39%.

     Looking ahead, the U.S. economy appears poised for more growth in 2006. Given the backdrop of steady economic growth in the U.S., we believe it is highly likely the Federal Reserve, under the new leadership of Ben Bernanke, will continue raising short-term interest rates in order to maintain moderate inflation. Longer term bond yields will likely remain stable, however, due to investor's confidence that inflation will be contained.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HANCOCK
      HORIZON STRATEGIC INCOME BOND FUND, TRUST CLASS, CLASS A (WITH LOAD) AND CLASS C, VERSUS THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX,
                   AND THE LIPPER GENERAL BOND FUNDS OBJECTIVE

[Line Chart Graphic Omitted]
Plot points are as follows:

            Hancock Horizon      Hancock Horizon    Hancock Horizon
            Strategic Income    Strategic Income    Strategic Income  Lehman Intermediate   Lipper General
               Bond Fund,          Bond Fund,          Bond Fund,       U.S. Government/      Bond Funds
              Trust Class      Class A (with load)      Class C           Credit Index        Objective
5/31/00         $10,000             $ 9,600             $10,000             $10,000            $10,000
Jan-01           10,856              10,404              10,792              11,034             10,965
Jan-02           11,571              11,064              11,413              11,890             11,463
Jan-03           12,469              11,889              12,186              12,991             12,101
Jan-04           12,861              12,233              12,444              13,641             13,176
Jan-05           13,096              12,426              12,544              13,992             13,648
Jan-06           13,230              12,522              12,545              14,182             14,000


                                      ----
                                       10
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2006
--------------------------------------------------------------------------------

LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX is an unmanaged index comprised of securities in the Government and Credit Indices.

LIPPER GENERAL BOND FUNDS OBJECTIVE is comprised of funds that do not have any quality or maturity restrictions.

     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.

------------------------------------------------------------------------------------------------------
                             ONE YEAR         ANNUALIZED           ANNUALIZED           ANNUALIZED
                              RETURN        3-YEAR RETURN        5-YEAR RETURN       INCEPTION TO DATE
------------------------------------------------------------------------------------------------------
Trust Class                    1.02%             1.99%               4.03%                 5.06%
------------------------------------------------------------------------------------------------------
Class A                        0.77%             1.74%               3.77%                 4.80%
------------------------------------------------------------------------------------------------------
Class A, with load*           -3.29%             0.36%               2.93%                 4.04%
------------------------------------------------------------------------------------------------------
Class C                        0.01%             0.97%               3.06%                 4.08%
------------------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JANUARY 31, 2006. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON MAY 31, 2000.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

* REFERS TO THE INDIVIDUAL MAXIMUM SALES CHARGE OF 4.00%.


[Pie Chart Graphic Omitted]
Plot points are as follows:

                      SECTOR WEIGHTINGS

CORPORATE BONDS                                     35.0%
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS         24.6%
U.S. GOVERNMENT AGENCY OBLIGATIONS                  20.0%
U.S. TREASURY OBLIGATIONS                           16.9%
CASH EQUIVALENTS                                     3.2%
FOREIGN GOVERNMENT                                   0.3%

% of Total Portfolio Investments

     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.


                                      ----
                                       11
                                      ----

-----------------------------------------------------------
  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)
-----------------------------------------------------------
--------------------------------------------------------------------------------

     The HANCOCK HORIZON VALUE FUND (the "Fund") seeks long-term capital appreciation with a secondary goal of current income.
     Horizon Advisers chooses stocks that they believe to be "undervalued" based on its fundamental research and analysis of various characteristics, including historic and expected earnings and dividends, sales and market position.
     At January 31, 2006, common stock represented 98.7% of the Fund's net assets. The Fund's largest holdings were in Financial, Energy, and Industrial stocks, while having little or no exposure to Telecommunication Services or Information Technology stocks.
     The 12 months ended January 31, 2006 proved to be another outstanding year for stocks as the S&P 500 and Russell 1000 indices each posted double digit gains. The S&P 500 returned 10.38% while the Russell 1000 returned 12.07% for the 12 month period. The devastation of Hurricane Katrina, rising energy prices and continued geopolitical unrest were not enough to offset the economy's continued strong growth and robust corporate profitability.
     Small-cap and mid-cap stocks continued to dominate large-cap stocks as the Russell 2000 and Russell Midcap indices produced returns of 18.89% and 21.44% for the 12 months ending January 31, 2006. This marks the seventh consecutive year the small-cap and mid-cap names have outperformed large-cap stocks as represented by the Russell 1000. From a style perspective, Value narrowly outperformed Growth as the Russell 1000 Value Index returned 13.22% while the Russell 1000 Growth Index returned 10.81% for the same period.
     The Hancock Horizon Value Fund had another outstanding year. For the 12 months ended January 31, 2006, the Fund's Trust Class returned 17.52% while its benchmark, the Russell 1000 Value Index, returned 13.22% for that same period. The Fund's outperformance can be attributed to the performance of Energy and Materials stocks. Burlington Resources and Peabody Energy are two holdings which have at least doubled in value for the 12 month period. The Fund has also performed well versus its peers. In the Lipper Multi-cap Value category, the Fund ranked in the top 11% for the last 12 months, top 2% for the last two years, top 11% for the last three years, top 1% for the last four years and the top 6% for the last 5 years.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
        HANCOCK HORIZON VALUE FUND, TRUST CLASS, CLASS A (WITH LOAD) AND
                  CLASS C, VERSUS THE RUSSELL 1000 VALUE INDEX
               AND THE LIPPER MULTI-CAP VALUE FUNDS CLASSIFICATION

[Line Chart Graphic Omitted]
Plot points are as follows:

                             Hancock Horizon
           Hancock Horizon     Value Fund,     Hancock Horizon                   Lipper Multi-Cap
             Value Fund,         Class A         Value Fund,      Russell 1000     Value Funds
             Trust Class       (with load)         Class C        Value Index     Classification
5/31/00        $10,000           $ 9,475           $10,000          $10,000          $10,000
Jan-01          11,012            10,414            10,940           10,706           11,139
Jan-02          10,972            10,351            10,808            9,991           10,645
Jan-03           9,905             9,326             9,660            8,299            8,709
Jan-04          13,147            12,343            12,698           11,254           11,918
Jan-05          15,861            14,855            15,164           12,655           13,109
Jan-06          18,639            17,417            17,646           14,328           14,751


                                      ----
                                       12
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2006
--------------------------------------------------------------------------------

RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

LIPPER MULTI-CAP VALUE FUNDS CLASSIFICATION measures the the performance of the 30 largest funds in the Lipper Multi-Cap Value Funds Category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have a below- average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.


------------------------------------------------------------------------------------------------------
                             ONE YEAR         ANNUALIZED           ANNUALIZED           ANNUALIZED
                              RETURN        3-YEAR RETURN        5-YEAR RETURN       INCEPTION TO DATE
------------------------------------------------------------------------------------------------------
Trust Class                   17.52%            23.46%              11.10%                11.61%
------------------------------------------------------------------------------------------------------
Class A                       17.24%            23.15%              10.83%                11.34%
------------------------------------------------------------------------------------------------------
Class A, with load*           11.11%            20.95%               9.65%                10.29%
------------------------------------------------------------------------------------------------------
Class C                       16.37%            22.25%              10.03%                10.54%
------------------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JANUARY 31, 2006. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON MAY 31, 2000.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

* REFERS TO THE INDIVIDUAL MAXIMUM SALES CHARGE OF 5.25%.




[Pie Chart Graphic Omitted]
Plot points are as follows:

         Sector Weightings

TELCOMMUNICATION SERVICES      1.2%
CASH EQUIVALENT                1.1%
FINANCIALS                    30.2%
ENERGY                        16.4%
INDUSTRIALS                   15.5%
MATERIALS                     12.1%
CONSUMER DISCRETIONARY         8.7%
UTILITIES                      8.6%
CONSUMER STAPLES               4.5%
HEALTH CARE                    1.7%

% of Total Portfolio Investments

            Top Ten Equity Holdings
---------------------------------------------
                                Percentage of
                                 Investments
---------------------------------------------
 1. Peabody Energy                   2.9%
---------------------------------------------
 2. Burlington Resources             2.2%
---------------------------------------------
 3. Phelps Dodge                     2.2%
---------------------------------------------
 4. Nucor                            2.1%
---------------------------------------------
 5. Occidental Petroleum             1.8%
---------------------------------------------
 6. Joy Global                       1.8%
---------------------------------------------
 7. WR Berkley                       1.7%
---------------------------------------------
 8. Tidewater                        1.7%
---------------------------------------------
 9. Nordstrom                        1.7%
---------------------------------------------
10. Norfolk Southern                 1.7%
---------------------------------------------


                                      ----
                                       13
                                      ----

-----------------------------------------------------------
  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)
-----------------------------------------------------------
--------------------------------------------------------------------------------

     Products of companies in which technology funds invest may be subject to severe competition and rapid obsolescence. Holdings are subject to change.
     Past performance is no guarantee of future results. Rankings are based on total returns and do not take into account front-end sales charges. During the period for which the ranking is based, the Adviser has agreed to waive certain fees. Absent fee waivers, rankings would have been lower.
     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.



                                      ----
                                       14
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2006
--------------------------------------------------------------------------------

     The HANCOCK HORIZON GROWTH FUND (the "Fund") seeks capital appreciation by investing primarily in U.S. companies whose sales and earnings are expected to grow at an above average rate.
     Horizon Advisers employs a strict quantitative method of analysis in our investment decision making. These measurable quantitative factors include earnings surprise and estimate revision, historical price performance of a stock compared to other stocks in the market, increasing growth as measured by a company's return on equity, and relative price-to-earnings ratio and cash flow.
     At January 31, 2006, common stock represented 99.4% of the Fund's net assets. The Fund's largest hold- ings were in Information Technology, Consumer Discretionary, Industrials, and Energy stocks, while Consumer Staples, Utilities and Materials stocks accounted for minimal or no exposure.
     The 12 months ended January 31, 2006 proved to be another outstanding year for stocks as the S&P 500 and Russell 1000 indices each posted double digit gains. The S&P 500 returned 10.38% while the Russell 1000 returned 12.07% for the 12-month period. The devastation of Hurricane Katrina, rising energy prices and continued geopolitical unrest were not enough to offset the economy's continued strong growth and robust corporate profitability.
     Small-cap and mid-cap stocks continued to dominate large-cap stocks as the Russell 2000 and Russell Midcap indices produced returns of 18.89% and 21.44% for the 12 months ending January 31, 2006. This marks the seventh consecutive year the small-cap and mid-cap names have outperformed large-cap stocks as represented by the Russell 1000. From a style perspective, Value narrowly outperformed Growth as the Russell 1000 Value Index returned 13.22% while the Russell 1000 Growth Index returned 10.81% for the same period.
     The Hancock Horizon Growth Fund had another outstanding year. For the 12 months ended January 31, 2006, the Fund's Trust Class returned 22.95% while its benchmark, the Russell 1000 Growth Index, returned 10.81% for that same period. The Fund's outperformance can be attributed to the performance of Energy and Health Care stocks. Valero Energy, Sunoco and Express Scripts are holdings which have at least doubled in value for the 12-month period. The Fund has also performed well versus its peers. In the Lipper Multi-Cap Growth category, the Fund ranked in the top 21% for the last 12 months, top 11% for the last two years, top 17% for the last three years, top 8% for the last four years and the top 7% for the last 5 years.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
          HANCOCK HORIZON GROWTH FUND, TRUST CLASS, CLASS A (WITH LOAD)
                AND CLASS C, VERSUS THE RUSSELL 1000 GROWTH INDEX
              AND THE LIPPER MULTI-CAP GROWTH FUNDS CLASSIFICATION

[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR PURPOSES AS FOLLOWS:

                             Hancock Horizon
           Hancock Horizon     Growth Fund,     Hancock Horizon                   Lipper Multi-Cap
             Growth Fund,       Class A         Growth Fund,      Russell 1000      Growth Funds
             Trust Class       (with load)         Class C        Growth Index     Classification
1/31/01         10,000             9,475            10,000           10,000            10,000
Jan-02           8,876             8,395             8,800            7,312             7,208
Jan-03           7,143             6,738             7,014            5,238             5,215
Jan-04           9,830             9,257             9,560            7,107             7,387
Jan-05          11,018            10,343            10,607            7,157             7,697
Jan-06          13,546            12,686            12,908            7,930             9,128



                                      ----
                                       15
                                      ----

-----------------------------------------------------------
  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)
-----------------------------------------------------------
--------------------------------------------------------------------------------

RUSSELL 1000 GROWTH INDEX is an unmanaged index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LIPPER MULTI-CAP GROWTH FUNDS CLASSIFICATION measures the performance of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.

------------------------------------------------------------------------------------------------------
                             ONE YEAR         ANNUALIZED           ANNUALIZED           ANNUALIZED
                              RETURN        3-YEAR RETURN        5-YEAR RETURN       INCEPTION TO DATE
------------------------------------------------------------------------------------------------------
Trust Class                   22.95%            23.78%              6.26%                6.26%
------------------------------------------------------------------------------------------------------
Class A                       22.66%            23.49%              6.02%                6.02%
------------------------------------------------------------------------------------------------------
Class A, with load*           16.20%            21.29%              4.88%                4.88%
------------------------------------------------------------------------------------------------------
Class C                       21.69%            22.55%              5.24%                5.24%
------------------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JANUARY 31, 2006. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON JANUARY 31, 2001.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

* REFERS TO THE INDIVIDUAL MAXIMUM SALES CHARGE OF 5.25%.


[Pie Chart Graphic Omitted]
Plot points are as follows:

          Sector Weightings

CONSUMER STAPLES               1.3%
UTILITIES                      1.3%
CASH EQUIVALENT                0.4%
INFORMATION TECHNOLOGY        27.2%
CONSUMER DISCRETIONARY        20.4%
INDUSTRIALS                   15.3%
ENERGY                        12.8%
HEALTH CARE                   12.1%
FINANCIALS                     6.5%
TELCOMMUNICATION SERVICES      2.7%

% of Total Portfolio Investments

            Top Ten Equity Holdings
---------------------------------------------------
                                     Percentage of
                                      Investments
---------------------------------------------------
 1. Valero Energy                       2.5%
---------------------------------------------------
 2. XTO Energy                          2.3%
---------------------------------------------------
 3. Sunoco                              2.1%
---------------------------------------------------
 4. KB Home                             2.0%
---------------------------------------------------
 5. Express Scripts                     1.9%
---------------------------------------------------
 6. Kerr-McGee                          1.9%
---------------------------------------------------
 7. Autodesk                            1.8%
---------------------------------------------------
 8. Broadcom, Cl A                      1.8%
---------------------------------------------------
 9. Burlington Northern Santa Fe        1.8%
---------------------------------------------------
10. E*Trade Financial                   1.8%
---------------------------------------------------




                                      ----
                                       16
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2006
--------------------------------------------------------------------------------

     Products of companies in which technology funds invest may be subject to severe competition and rapid obsolescence. Holdings are subject to change.
     Past performance is no guarantee of future results. Rankings are based on total returns and do not take into account front-end sales charges. During the period for which the ranking is based, the Adviser has agreed to waive certain fees. Absent fee waivers, rankings would have been lower.
     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.


                                      ----
                                       17
                                      ----

-----------------------------------------------------------
  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)
-----------------------------------------------------------
--------------------------------------------------------------------------------

     The HANCOCK HORIZON BURKENROAD FUND (the "Fund") seeks long-term capital appreciation by investing in small capitalization stocks and other equity securities of companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi, and Texas.
     Horizon Advisers intends to utilize Tulane University's Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and analysis in its investment decision-making. In selecting securities, Horizon Advisers primarily considers sales and expense trends, market position, historic and expected earnings and dividends.
     At January 31, 2006, common stocks represented 98.2% of the Fund's net assets. The Fund's largest holdings were in Industrials, Energy, Financials, and Consumer Discretionary stocks, while Telecommunication Services, Utilities, and Consumer Staples stocks accounted for minimal or no exposure.
     The 12 months ended January 31, 2006 proved to be another outstanding year for stocks as the S&P 500 and Russell 1000 indices each posted double digit gains. The S&P 500 returned 10.38% while the Russell 1000 returned 12.07% for the 12-month period. The devastation of Hurricane Katrina, rising energy prices and continued geopolitical unrest were not enough to offset the economy's continued strong growth and robust corporate profitability.
     Small-cap and mid-cap stocks continued to dominate large-cap stocks as the Russell 2000 and Russell Midcap indices produced returns of 18.89% and 21.44% for the 12 months ending January 31, 2006. This marks the seventh consecutive year the small-cap and mid-cap names have outperformed large-cap stocks as represented by the Russell 1000. From a style perspective, Value narrowly outperformed Growth as the Russell 1000 Value Index returned 13.22% while the Russell 1000 Growth Index returned 10.81% for the same period.
     Most of the stocks held in the Hancock Horizon Burkenroad Fund were directly impacted in some way by Hurricane Katrina. In spite of this great disaster, the Fund posted another solid year as investors saw long-term opportunity based on the amount of capital being pumped into the regional economy via insurance proceeds, charitable organizations and federal relief monies. For the 12 months ended January 31, 2006, the Fund's Class A shares (without sales charge) returned 17.34% while its benchmark, the Russell 2000 Index, returned 18.89% for that same period. The Fund's positive performance can be attributed to the performance of Energy and Materials stocks. Denbury Resources, RPC and KCS Energy are three holdings which have at least doubled in value for the 12-month period. The Fund has also performed well versus its peers. In the Lipper Small-Cap Value category, the Fund ranked in the top 53% for the last 12 months, top 16% for the last two years, top 34% for the last three years and the top 16% for the last four years.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.



                                      ----
                                       18
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2006
--------------------------------------------------------------------------------

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
            HANCOCK HORIZON BURKENROAD FUND, CLASS A (WITH LOAD) AND
                     CLASS D, VERSUS THE RUSSELL 2000 INDEX
               AND THE LIPPER SMALL-CAP VALUE FUNDS CLASSIFICATION

         Hancock Horizon     Hancock Horizon      Russell      Lipper Small-Cap
         Burkenroad Fund,    Burkenroad Fund,      2000           Value Funds
           Class A               Class D           Index        Classification

12/31/01      9,475               10,000          10,000            10,000
Jan-02        9,506               10,033           9,896            10,092
Jan-03        9,024                9,517           7,732             8,686
Jan-04       13,165               13,840          12,218            13,238
Jan-05       15,881               16,659          13,277            15,120
Jan-06       18,634               19,511          15,785            17,713

RUSSELL 2000 INDEX is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

LIPPER SMALL-CAP VALUE FUNDS CLASSIFICATION measures the performance of the 30 largest funds in the Lipper Small-Cap Value Funds Category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P

     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.

--------------------------------------------------------------------------------
                           ONE YEAR         ANNUALIZED           ANNUALIZED
                            RETURN        3-YEAR RETURN      INCEPTION TO DATE
--------------------------------------------------------------------------------
Class A                     17.34%            27.34%               18.01%
--------------------------------------------------------------------------------
Class A, with load*         11.20%            25.06%               16.47%
--------------------------------------------------------------------------------
Class D                     17.12%            27.03%               17.79%
--------------------------------------------------------------------------------

FOR THE YEAR ENDED JANUARY 31, 2006. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

* REFERS TO THE INDIVIDUAL MAXIMUM SALES CHARGE OF 5.25%.

     The BURKENROAD REPORTS is an educational program on investment research in which selected students at Tulane University's A.B. Freeman School of Business participate. This program is designed to teach the students how to produce objective investment research by studying publicly held companies located in the Deep South.
     The Hancock Horizon Burkenroad Fund and Horizon Advisers are NOTaffiliated with Tulane University or the A.B. Freeman School of Business. Hancock Bank licenses the name "Burkenroad" from Tulane University. Neither Tulane University, the A.B. Freeman School of Business nor the students, faculty and staff of Tulane University have any involvement in the investment decisions, management or operation of the Fund.

                                      ----
                                       19
                                      ----

-----------------------------------------------------------
  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)
-----------------------------------------------------------
--------------------------------------------------------------------------------


                                Sector Weightings

[Pie Chart Graphic Omitted]
Plot points are as follows:

          Sector Weightings

CONSUMER STAPLES               2.3%
UTILITIES                      1.7%
CASH EQUIVALENT                1.4%
INDUSTRIALS                   28.6%
ENERGY                        25.9%
FINANCIALS                    14.7%
CONSUMER DISCRETIONARY        13.0%
MATERIALS                      6.8%
HEALTH CARE                    2.9%
INFORMATION TECHNOLOGY         2.7%

% of Total Portfolio Investments


              Top Ten Equity Holdings
---------------------------------------------------
                                     Percentage of
                                      Investments
---------------------------------------------------
 1. RPC                                 2.9%
---------------------------------------------------
 2. Commercial Metals                   2.7%
---------------------------------------------------
 3. KCS Energy                          2.5%
---------------------------------------------------
 4. Kirby                               2.3%
---------------------------------------------------
 5. IBERIABANK                          2.3%
---------------------------------------------------
 6. Superior Energy Services            2.2%
---------------------------------------------------
 7. Hibbett Sporting Goods              2.2%
---------------------------------------------------
 8. Shaw Group                          2.2%
---------------------------------------------------
 9. US Concrete                         2.2%
---------------------------------------------------
10. Team                                2.2%
---------------------------------------------------

     In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which technology funds invest may be subject to severe competition and rapid obsolescence. Holdings are subject to change.
     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.

                                      ----
                                       20
                                      ----

---------------------------------
  Disclosure of Fund Expenses                                     [LOGO OMITTED]
---------------------------------                               JANUARY 31, 2006
--------------------------------------------------------------------------------

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund`s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your Fund's costs in two ways:

o ACTUAL FUND RETURN -- This section helps you to estimate the actual expenses that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses your Fund incurred over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under the "Expenses Paid During Period" column.

o HYPOTHETICAL 5% RETURN -- This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown do not applY to your specific investment. Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. If these transactional costs were included, your cost would have been higher.

--------------------------------------------------------------------------------
                            BEGINNING                   ENDING        EXPENSES
                            ACCOUNT      ACCOUNT        ANNUALIZED    PAID
                            VALUE        VALUE          EXPENSE       DURING
                            8/1/05       1/31/06        RATIOS        PERIOD*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Trust Class                 $1,000.00    $1,015.70      0.58%         $ 2.95
Institutional Sweep Class    1,000.00     1,014.40      0.83%           4.21
Class A                      1,000.00     1,013.20      1.08%           5.48
HYPOTHETICAL 5% RETURN
Trust Class                 $1,000.00    $1,022.28      0.58%         $ 2.96
Institutional Sweep Class    1,000.00     1,021.02      0.83%           4.23
Class A                      1,000.00     1,019.76      1.08%           5.50
--------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Trust Class                 $1,000.00    $1,005.70      0.75%         $ 3.79
Class A                      1,000.00     1,004.50      1.00%           5.05
Class C                      1,000.00     1,000.60      1.75%           8.82
HYPOTHETICAL 5% RETURN
Trust Class                 $1,000.00    $1,021.42      0.75%         $ 3.82
Class A                      1,000.00     1,020.16      1.00%           5.09
Class C                      1,000.00     1,016.38      1.75%           8.89
--------------------------------------------------------------------------------
VALUE FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Trust Class                 $1,000.00    $1,063.10      1.10%         $ 5.72
Class A                      1,000.00     1,061.60      1.35%           7.02
Class C                      1,000.00     1,057.80      2.10%          10.89
HYPOTHETICAL 5% RETURN
Trust Class                 $1,000.00    $1,019.66      1.10%         $ 5.60
Class A                      1,000.00     1,018.40      1.35%           6.87
Class C                      1,000.00     1,014.62      2.10%          10.66
--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Trust Class                 $1,000.00    $1,105.10      1.10%         $ 5.84
Class A                      1,000.00     1,103.90      1.35%           7.16
Class C                      1,000.00     1,100.10      2.10%          11.12
HYPOTHETICAL 5% RETURN
Trust Class                 $1,000.00    $1,019.66      1.10%         $ 5.60
Class A                      1,000.00     1,018.40      1.35%           6.87
Class C                      1,000.00     1,014.62      2.10%          10.66
--------------------------------------------------------------------------------
BURKENROAD FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                     $1,000.00    $1,092.10      1.40%         $ 7.38
Class D                      1,000.00     1,091.20      1.65%           8.70
HYPOTHETICAL 5% RETURN
Class A                     $1,000.00    $1,018.15      1.40%         $ 7.12
Class D                      1,000.00     1,016.89      1.65%           8.39
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                      ----
                                       21
                                      ----

------------------------------
  Statement of Net Assets
------------------------------
--------------------------------------------------------------------------------
Treasury Securities Money Market Fund
--------------------------------------------------------------------------------
------------------------------------------------------------
                                   FACE AMOUNT        VALUE
DESCRIPTION                           (000)           (000)
------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (A) -- 55.1%
  U.S. Treasury Bills
     3.592%, 02/02/06                 $50,000      $ 49,995
     3.671%, 02/09/06                  30,000        29,976
     3.699%, 02/16/06                  30,000        29,954
     3.755%, 02/23/06                  30,000        29,932
     3.852%, 03/16/06                  30,000        29,863
     3.855%, 03/23/06                  35,000        34,815
     4.327%, 04/13/06                  30,000        29,746

------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS (COST $234,281)  234,281
------------------------------------------------------------
REPURCHASE AGREEMENTS (B) -- 45.2%
   Deutsche Bank
     4.350%, dated 01/31/06, to be
     repurchased on 02/01/06,
     repurchase price $95,545,895
     (collateralized by a
     U.S. Treasury Bond, par
     value $79,279,000, 6.250%,
     05/15/30; with a total market
     value $97,446,116)                95,534        95,534
   JPMorgan Chase
     4.360%, dated 01/31/06, to be
     repurchased on 02/01/06,
     repurchase price $97,011,748
     (collateralized by various
     U.S. Treasury Notes, ranging
     in par value $37,285,000-
     $63,967,000, 3.625%-4.000%,
     01/15/10-02/15/14; with a total
     market value $98,941,795)         97,000        97,000
------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENTS (COST $192,534)      192,534
------------------------------------------------------------
   TOTAL INVESTMENTS -- 100.3% (COST $426,815)      426,815
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.3)%
Income Distribution Payable                            (943)
Investment Advisory Fees Payable                       (103)
Shareholder Servicing Fees Payable                      (52)
Administration Fees Payable                             (37)
Distribution Fees Payable                               (26)
Custodian Fees Payable                                  (20)
Transfer Agent Fees Payable                              (6)
Trustees' Fees Payable                                   (3)
Other Assets and Liabilities, Net                       (82)
------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES                (1,272)
------------------------------------------------------------
   NET ASSETS -- 100.0%                            $425,543
------------------------------------------------------------

------------------------------------------------------------
                                                      VALUE
DESCRIPTION                                           (000)
------------------------------------------------------------
NET ASSETS:
Paid in Capital (unlimited authorization --
  no par value)                                    $425,543
------------------------------------------------------------
   NET ASSETS                                      $425,543
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- TRUST CLASS SHARES
   ($138,982,220 / 138,978,596 SHARES)                $1.00
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL
   SWEEP CLASS SHARES
   ($142,570,611 / 142,569,869 SHARES)                $1.00
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS A SHARES
   ($143,990,338 / 143,994,706 SHARES)                $1.00

(A) The rate reported is the effective yield at time of purchase.

(B) Tri-Party Repurchase Agreement

 The accompanying notes are an integral part of the financial statements.


                                      ----
                                       22
                                      ----

------------------------------
  Statement of Net Assets                                         [LOGO OMITTED]
------------------------------                                  JANUARY 31, 2006
--------------------------------------------------------------------------------
Strategic Income Bond Fund
--------------------------------------------------------------------------------
------------------------------------------------------------
                                   FACE AMOUNT        VALUE
DESCRIPTION                           (000)           (000)
------------------------------------------------------------
CORPORATE BONDS -- 34.6%
   Aerospace & Defense -- 1.1%
   General Dynamics
     4.500%, 08/15/10                  $1,000       $   980
------------------------------------------------------------
   TOTAL AEROSPACE & DEFENSE                            980
------------------------------------------------------------
   Agriculture -- 2.1%
   Cargill 144A
     4.375%, 06/01/13                   2,000         1,884
------------------------------------------------------------
   TOTAL AGRICULTURE                                  1,884
------------------------------------------------------------
   Automotive -- 4.4%
   DaimlerChrysler Holding
     6.400%, 05/15/06                   2,000         2,007
   General Motors
     7.100%, 03/15/06                     750           744
     6.125%, 08/28/07                   1,250         1,211
------------------------------------------------------------
   TOTAL AUTOMOTIVE                                   3,962
------------------------------------------------------------
   Banks -- 3.3%
   Bank One
     6.500%, 02/01/06                   2,000         2,000
   US Bancorp MTN
     2.750%, 03/30/06                   1,000           997

------------------------------------------------------------
   TOTAL BANKS                                        2,997
------------------------------------------------------------
   Chemicals -- 2.2%
   Dow Chemical
     6.000%, 10/01/12                   1,000         1,042
   E.I. Du Pont de Nemours
     4.125%, 04/30/10                   1,000           963
------------------------------------------------------------
   TOTAL CHEMICALS                                    2,005
------------------------------------------------------------
   Electrical Services & Equipment --  3.5%
   Central Power & Light, MBIA Insured
     7.125%, 02/01/08                   1,000         1,038
   Pacificorp
     6.900%, 11/15/11                     793           861
   PSEG Power LLC
     3.750%, 04/01/09                   1,300         1,244

------------------------------------------------------------
   TOTAL ELECTRICAL SERVICES & EQUIPMENT              3,143
------------------------------------------------------------

------------------------------------------------------------
                                   FACE AMOUNT        VALUE
DESCRIPTION                           (000)           (000)
------------------------------------------------------------
   Financial Services -- 7.9%
   American General Finance MTN, Ser F
     5.910%, 06/12/06                  $  500       $   502
   Bear Stearns
     3.000%, 03/30/06                   1,000           997
   Boeing Capital
     6.500%, 02/15/12                   1,000         1,071
   Countrywide Home Loans MTN
     4.125%, 09/15/09                   1,000           962
   First Data
     3.375%, 08/01/08                     400           383
   Ford Motor Credit
     7.375%, 02/01/11                     650           603
     6.500%, 01/25/07                   1,000           989
   General Electric Capital MTN, Ser A
     6.875%, 11/15/10                     500           538
   Lehman Brothers Holdings
     7.000%, 02/01/08                   1,000         1,037
------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                           7,082
------------------------------------------------------------
   Food, Beverage & Tobacco -- 0.6%
   Campbell Soup
     6.750%, 02/15/11                     500           533
------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                       533
------------------------------------------------------------
   Oil Drilling & Refining -- 2.2%
   ENSCO International
     6.750%, 11/15/07                   1,000         1,028
   Marathon Oil
     5.375%, 06/01/07                   1,000         1,004
------------------------------------------------------------
   TOTAL OIL DRILLING & REFINING                      2,032
------------------------------------------------------------
   Oil Exploration & Production -- 0. 9%
   Anadarko Petroleum
     5.000%, 10/01/12                     850           835
------------------------------------------------------------
   TOTAL OIL EXPLORATION & PRODUCTION                   835
------------------------------------------------------------
   Retail -- 1.6%
   Target
     5.375%, 06/15/09                     500           506
   Wal-Mart Stores
     4.000%, 01/15/10                   1,000           965
------------------------------------------------------------
   TOTAL RETAIL                                       1,471
------------------------------------------------------------


                                      ----
                                       23
                                      ----

------------------------------
  Statement of Net Assets
------------------------------
------------------------------------------------------------
Strategic Income Bond Fund
------------------------------------------------------------
------------------------------------------------------------
                                   FACE AMOUNT        VALUE
DESCRIPTION                           (000)           (000)
------------------------------------------------------------
   Semi-Conductors & Instruments -- 1.7%
   Texas Instruments
     6.125%, 02/01/06                  $1,500       $ 1,500
------------------------------------------------------------
   TOTAL SEMI-CONDUCTORS & INSTRUMENTS                1,500
------------------------------------------------------------
   Telephones & Telecommunication -- 2.5%
   Alltel
     6.500%, 11/01/13                   1,000         1,070
   AT&T
     5.875%, 08/15/12                   1,000         1,022
   Verizon Global Funding
     4.000%, 01/15/08                     200           196
------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATION               2,288
------------------------------------------------------------
   Utilities -- 0.6%
   Alabama Power, Ser G
     5.375%, 10/01/08                     500           504
------------------------------------------------------------
   TOTAL UTILITIES                                      504
------------------------------------------------------------
   TOTAL CORPORATE BONDS (COST $31,726)              31,216
------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 16.8%
   U.S. Treasury Bond
     5.375%, 02/15/31                   1,240         1,365
   U.S. Treasury Notes
     6.625%, 05/15/07                     550           564
     4.250%, 08/15/14                   4,000         3,916
     4.250%, 11/15/14                   4,500         4,402
     3.500%, 12/15/09                   3,000         2,894
     3.375%, 02/28/07                   2,000         1,975
------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS (COST $15,376)    15,116
------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 24.3%
   FHLMC
     7.000%, 12/01/06                       2             2
     7.000%, 12/01/14                      12            12
     7.000%, 04/01/15                      21            21
     5.000%, 01/01/13                   1,500         1,495
     5.000%, 10/01/16                     670           664
     4.750%, 01/18/11                   3,000         2,989
   FHLMC, Ser 2595, Cl AJ
     3.500%, 02/15/14                     281           277

------------------------------------------------------------
                                   FACE AMOUNT        VALUE
DESCRIPTION                           (000)           (000)
------------------------------------------------------------
   FNMA
     7.500%, 04/01/15                  $   --       $    --
     7.500%, 12/01/30                      33            35
     7.000%, 12/01/06                       4             4
     7.000%, 07/01/07                       7             7
     7.000%, 12/01/09                      14            14
     6.500%, 01/01/32                     330           339
     5.500%, 06/01/25                   2,693         2,686
     5.500%, 10/01/34                     845           836
     5.000%, 10/01/18                     553           548
     5.000%, 12/01/18                     674           667
     4.500%, 07/01/18                   1,378         1,342
     4.000%, 09/01/10                   1,209         1,170
   GNMA
     7.500%, 08/15/12                      21            22
     7.500%, 09/15/13                      18            19
     7.500%, 12/20/29                       6             6
     6.500%, 06/15/08                       2             2
     6.500%, 10/15/08                       3             3
     6.500%, 09/15/13                      52            54
     6.500%, 04/15/14                      23            23
     6.500%, 03/15/31                      57            60
     6.500%, 07/15/31                     475           497
     6.000%, 05/15/28                       6             6
     6.000%, 02/15/29                     156           161
     6.000%, 09/15/34                     849           871
     6.000%, 11/15/34                     406           416
     6.000%, 12/15/34                     411           421
     5.500%, 01/15/36                   2,000         2,009
     5.000%, 09/15/17                     479           479
     5.000%, 12/15/17                     595           595
     5.000%, 10/15/18                      55            55
     5.000%, 11/15/18                      54            54
     5.000%, 01/15/19                   1.132         1,130
     5.000%, 03/15/33                      77            76
     5.000%, 04/15/33                      30            30
     5.000%, 06/15/33                      97            96
     4.500%, 02/15/20                   1,762         1,729
--------------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
     (COST $22,197)                                  21,922
--------------------------------------------------------------------------------


                                      ----
                                       24
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2006
--------------------------------------------------------------------------------
Strategic Income Bond Fund (CONCLUDED)
--------------------------------------------------------------------------------
------------------------------------------------------------
                                   FACE AMOUNT        VALUE
DESCRIPTION                       (000)/SHARES        (000)
------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 19.7%
   FFCB
     4.450%, 06/01/15                  $2,500       $ 2,419
   FHLB, Ser 598
     4.625%, 11/21/08                   1,000           996
   FHLB, Ser 7109
     4.000%, 11/13/09                   2,000         1,944
   FHLMC
     5.500%, 07/15/06                   3,000         3,011
     4.380%, 07/17/15                   3,000         2,884
     4.322%, 03/01/06 (A)               4,000         3,987
   FNMA
     5.500%, 03/15/11                   1,500         1,546
     5.250%, 08/01/12                   1,000         1,007
------------------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
     (COST $18,023)                                  17,794
------------------------------------------------------------
FOREIGN GOVERNMENT -- 0.3%
   Province of Manitoba
     4.250%, 11/20/06                     250           249
------------------------------------------------------------
   TOTAL FOREIGN GOVERNMENT (COST $252)                 249
------------------------------------------------------------
Cash Equivalents (B) -- 3.2%
     Federated Prime Cash
       Obligations Fund, 4.310%     1,171,044         1,171
     SEI Daily Income Trust Prime
       Obligation Fund,
       Cl A, 4.330%                 1,704,760         1,705
------------------------------------------------------------
   TOTAL CASH EQUIVALENTS (COST $2,876)               2,876
------------------------------------------------------------
   TOTAL INVESTMENTS -- 98.9% (COST $90,450)         89,173
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.1%
Investment Advisory Fees Payable                        (30)
Payable for Fund Shares Redeemed                        (21)
Administration Fees Payable                              (8)
Transfer Agent Fees Payable                              (6)
Custodian Fees Payable                                   (4)
Shareholder Servicing Fees Payable                       (2)
Trustees' Fees Payable                                   (1)
Other Assets and Liabilities, Net                     1,024
------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES                   952
------------------------------------------------------------
   NET ASSETS -- 100.0%                             $90,125
------------------------------------------------------------

------------------------------------------------------------
                                                      VALUE
DESCRIPTION                                           (000)
------------------------------------------------------------
NET ASSETS:
Paid in Capital (unlimited authorization --
  no par value)                                     $91,527
Undistributed net investment income                      10
Accumulated net realized loss on investments           (135)
Net unrealized depreciation on investments           (1,277)
------------------------------------------------------------
    NET ASSETS                                      $90,125
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- TRUST CLASS SHARES
   ($77,340,376 / 5,114,417 SHARES)                  $15.12
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A SHARES
   ($12,656,441 / 838,096 SHARES)                    $15.10
MAXIMUM OFFERING PRICE PER SHARE --
   CLASS A SHARES ($15.10 / 96.00%)                  $15.73
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS C SHARES
   ($128,508 / 8,486 SHARES)                         $15.14

(A) The rate reported is the effective yield at the time of purchase.

(B) Rate shown is the 7-day effective yield as of January 31, 2006.

Cl -- Class

FFCB -- Federal Farm Credit Bank

FHLB -- Federal Home Loan Bank

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA -- Federal National Mortgage Association

GNMA -- Government National Mortgage Association

LLC --- Limited Liability Company

MBIA -- Municipal Bond Investors Assurance

MTN -- Medium Term Note

Ser -- Series

144A --- Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On January 31, 2006, the value of this security amounted to $1,884,090, representing 2.09% of the net assets of the Fund.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


                                      ----
                                       25
                                      ----

------------------------------
  Statement of Net Assets
------------------------------
--------------------------------------------------------------------------------
Value Fund
--------------------------------------------------------------------------------
------------------------------------------------------------
                                                      VALUE
DESCRIPTION                            SHARES         (000)
------------------------------------------------------------
COMMON STOCK -- 98.7%
   Aerospace & Defense -- 2.5%
     Boeing                            20,000      $  1,366
     Rockwell Collins                  26,000         1,220
------------------------------------------------------------
   TOTAL AEROSPACE & DEFENSE                          2,586
------------------------------------------------------------
   Agriculture -- 1.6%
     Monsanto                          20,000         1,692
------------------------------------------------------------
   TOTAL AGRICULTURE                                  1,692
------------------------------------------------------------
   Automotive -- 2.5%
     Johnson Controls                  23,000         1,592
     Paccar                            15,000         1,044
------------------------------------------------------------
   TOTAL AUTOMOTIVE                                   2,636
------------------------------------------------------------
   Banks -- 12.9%
     Bank of America                   20,000           885
     Bank of Hawaii                    26,000         1,357
     BB&T                              34,000         1,327
     Golden West Financial             14,000           989
     Keycorp                           30,000         1,062
     Northern Trust                    28,000         1,462
     PNC Financial Services Group      22,000         1,427
     SunTrust Banks                    14,000         1,000
     US Bancorp                        48,000         1,436
     Wachovia                          23,000         1,261
     Washington Mutual                 29,000         1,227
------------------------------------------------------------
   TOTAL BANKS                                       13,433
------------------------------------------------------------
   Building & Construction -- 2.8%
     DR Horton                         40,000         1,493
     Pulte Homes                       36,000         1,436
------------------------------------------------------------
   TOTAL BUILDING & CONSTRUCTION                      2,929
------------------------------------------------------------
   Coal Mining -- 2.9%
     Peabody Energy                    30,000         2,985
------------------------------------------------------------
   TOTAL COAL MINING                                  2,985
------------------------------------------------------------

------------------------------------------------------------
                                                      VALUE
DESCRIPTION                            SHARES         (000)
------------------------------------------------------------
   Electrical Utilities -- 8.6%
     Allegheny Energy*                 45,000       $ 1,565
     Constellation Energy Group        23,000         1,340
     MDU Resources Group               41,000         1,484
     Pinnacle West Capital             36,000         1,534
     PPL                               44,000         1,326
     TXU                               34,000         1,722
------------------------------------------------------------
   TOTAL ELECTRICAL UTILITIES                         8,971
------------------------------------------------------------
   Financial Services -- 8.4%
     Bear Stearns                      10,000         1,265
     CIT Group                         28,000         1,493
     Equifax                           37,000         1,418
     Goldman Sachs Group               10,000         1,412
     Lehman Brothers Holdings          11,000         1,545
     Merrill Lynch                     22,000         1,652
------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                           8,785
------------------------------------------------------------
   Food, Beverage & Tobacco -- 2.8%
     Altria Group                      20,000         1,447
     Campbell Soup                     50,000         1,496
------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                     2,943
------------------------------------------------------------
   Gas & Natural Gas -- 4.4%
     AGL Resources                     36,000         1,288
     Questar                           21,000         1,711
     Sempra Energy                     34,000         1,634
------------------------------------------------------------
   TOTAL GAS & NATURAL GAS                            4,633
------------------------------------------------------------
   Industrials -- 3.6%
     Cummins                           16,000         1,557
     Nucor                             26,000         2,190
------------------------------------------------------------
   TOTAL INDUSTRIALS                                  3,747
------------------------------------------------------------


                                      ----
                                       26
                                      ----

                                                                  [LOGO OMITTED]
                                                               JANUARY 31, 2006
--------------------------------------------------------------------------------
Value Fund
--------------------------------------------------------------------------------
------------------------------------------------------------
                                                      VALUE
DESCRIPTION                            SHARES         (000)
------------------------------------------------------------
   Insurance -- 8.8%
     Chubb                             15,000      $  1,415
     Cigna                             13,000         1,581
     Hartford Financial Services Group 18,000         1,480
     Metlife                           30,000         1,505
     St. Paul Travelers                32,000         1,452
     WR Berkley                        36,000         1,778
------------------------------------------------------------
   TOTAL INSURANCE                                    9,211
------------------------------------------------------------
   Manufacturing -- 2.4%
     Ingersoll-Rand Ltd., Cl A         26,000         1,021
     Teleflex                          23,000         1,451
------------------------------------------------------------
   TOTAL MANUFACTURING                                2,472
------------------------------------------------------------
   Medical Products & Services -- 1.7%
     Aetna                             18,000         1,742
------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES                  1,742
------------------------------------------------------------
   Metals & Mining -- 5.4%
     Joy Global                        34,000         1,837
     Phelps Dodge                      14,000         2,247
     Precision Castparts               32,000         1,599
------------------------------------------------------------
   TOTAL METALS & MINING                              5,683
------------------------------------------------------------
   Miscellaneous Business Services --  1.4%
     MoneyGram International           56,000         1,487
------------------------------------------------------------
   TOTAL MISCELLANEOUS BUSINESS SERVICES              1,487
------------------------------------------------------------
   Oil Drilling & Refining -- 1.7%
     Tidewater                         30,000         1,753
------------------------------------------------------------
   TOTAL OIL DRILLING & REFINING                      1,753
------------------------------------------------------------
   Paper & Paper Products -- 1.0%
     Louisiana-Pacific                 35,000         1,031
------------------------------------------------------------
   TOTAL PAPER & PAPER PRODUCTS                       1,031
------------------------------------------------------------
   Petroleum & Fuel Products -- 5.5%
     Anadarko Petroleum                15,000         1,617
     Burlington Resources              25,000         2,282
     Occidental Petroleum              19,000         1,856
------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS                    5,755
------------------------------------------------------------

------------------------------------------------------------
                                                      VALUE
DESCRIPTION                            SHARES         (000)
------------------------------------------------------------
   Petroleum Refining -- 3.1%
     ConocoPhillips                    24,000      $  1,553
     Marathon Oil                      22,000         1,691
------------------------------------------------------------
   TOTAL PETROLEUM REFINING                           3,244
------------------------------------------------------------
   Retail -- 8.7%
     JC Penney                         28,000         1,562
     Kroger*                           69,000         1,270
     McDonald's                        42,000         1,471
     Nordstrom                         42,000         1,752
     Office Depot*                     49,000         1,624
     Target                            25,000         1,369
------------------------------------------------------------
   TOTAL RETAIL                                       9,048
------------------------------------------------------------
   Telephones & Telecommunication -- 1.2%
     Alltel                            21,000         1,261
------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATION               1,261
------------------------------------------------------------
   Transportation Services -- 3.1%
     FedEx                             15,000         1,517
     Norfolk Southern                  35,000         1,745
------------------------------------------------------------
   TOTAL TRANSPORTATION SERVICES                      3,262
------------------------------------------------------------
   Utilities -- 1.7%
     Exelon                            30,000         1,723
------------------------------------------------------------
   TOTAL UTILITIES                                    1,723
------------------------------------------------------------
   TOTAL COMMON STOCK (COST $73,655)                103,012
------------------------------------------------------------
CASH EQUIVALENT (A) -- 1.1%
     SEI Daily Income Trust
       Prime Obligation
       Fund, Cl A, 4.330%           1,153,719         1,154
------------------------------------------------------------
   TOTAL CASH EQUIVALENT (COST $1,154)                1,154
------------------------------------------------------------
   TOTAL INVESTMENTS -- 99.8% (COST $74,809)        104,166
------------------------------------------------------------


                                      ----
                                       27
                                      ----

------------------------------
  Statement of Net Assets
------------------------------
--------------------------------------------------------------------------------
Value Fund (concluded)
--------------------------------------------------------------------------------
                                                      VALUE
DESCRIPTION                                           (000)
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.2%
Investment Advisory Fees Payable                   $    (69)
Payable for Fund Shares Redeemed                        (24)
Administration Fees Payable                             (10)
Shareholder Servicing Fees Payable                       (7)
Transfer Agent Fees Payable                              (6)
Custodian Fees Payable                                   (5)
Trustees' Fees Payable                                   (1)
Other Assets and Liabilities, Net                       328
------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES                   206
------------------------------------------------------------
   NET ASSETS -- 100.0%                            $104,372
------------------------------------------------------------

NET ASSETS:
Paid in Capital (unlimited authorization --
   no par value)                                   $ 74,948
Distribution in excess of net investment income         (20)
Accumulated net realized gain on investments             87
Net unrealized appreciation on investments           29,357
------------------------------------------------------------
   NET ASSETS                                      $104,372
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- TRUST CLASS SHARES
   ($68,632,982 / 2,815,796 SHARES)                  $24.37
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A SHARES
   ($34,985,335 / 1,439,071 SHARES)                  $24.31
MAXIMUM OFFERING PRICE PER SHARE --
   CLASS A SHARES ($24.31 / 94.75%)                  $25.66
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS C SHARES
   ($753,393 / 31,451 SHARES)                        $23.95

* Non-income producing security.

(A) Rate shown is the 7-day effective yield as of January 31, 2006.

Cl -- Class

Ltd. -- Limited

The accompanying notes are an integral part of the financial statements.


                                      ----
                                       28
                                      ----

------------------------------
  Statement of Net Assets                                         [LOGO OMITTED]
------------------------------                                  JANUARY 31, 2006
--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------
------------------------------------------------------------
                                                      VALUE
DESCRIPTION                            SHARES         (000)
------------------------------------------------------------
COMMON STOCK -- 99.4%
   Aerospace & Defense -- 1.1%
     United Technologies               14,000       $   817
------------------------------------------------------------
   TOTAL AEROSPACE & DEFENSE                            817
------------------------------------------------------------
   Automotive -- 1.7%
     Harsco                            16,000         1,267
------------------------------------------------------------
   TOTAL AUTOMOTIVE                                   1,267
------------------------------------------------------------
   Building & Construction -- 3.6%
     KB Home                           20,000         1,524
     Lennar, Cl A                      20,000         1,251
------------------------------------------------------------
   TOTAL BUILDING & CONSTRUCTION                      2,775
------------------------------------------------------------
   Communications Equipment -- 4.4%
     Corning*                          51,000         1,242
     L-3 Communications Holdings       12,000           972
     Motorola                          50,000         1,136
------------------------------------------------------------
   TOTAL COMMUNICATIONS EQUIPMENT                     3,350
------------------------------------------------------------
   Computer Software -- 4.5%
     Adobe Systems                     33,000         1,311
     McAfee*                           40,000           927
     Transaction Systems Architects*   37,000         1,221
------------------------------------------------------------
   TOTAL COMPUTER SOFTWARE                            3,459
------------------------------------------------------------
   Computers & Services -- 9.4%
     Autodesk                          34,000         1,380
     Cisco Systems*                    60,000         1,114
     Fiserv*                           26,000         1,144
     Hewlett-Packard                   35,000         1,091
     Jabil Circuit*                    32,000         1,293
     Western Digital*                  52,000         1,137
------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                         7,159
------------------------------------------------------------
   Consumer Products -- 1.3%
     Nike, Cl B                        12,000           971
------------------------------------------------------------
   TOTAL CONSUMER PRODUCTS                              971
------------------------------------------------------------
   Drugs -- 1.6%
     King Pharmaceuticals*             65,000         1,219
------------------------------------------------------------
   TOTAL DRUGS                                        1,219
------------------------------------------------------------

------------------------------------------------------------
                                                      VALUE
DESCRIPTION                            SHARES         (000)
------------------------------------------------------------
   Financial Services -- 4.8%
     Capital One Financial             13,000       $ 1,083
     E*Trade Financial*                57,000         1,356
     Moody's                           20,000         1,266
------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                           3,705
------------------------------------------------------------
   Food, Beverage & Tobacco -- 1.3%
     Constellation Brands, Cl A*       36,000           961
------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                       961
------------------------------------------------------------
   Hotels & Lodging -- 1.5%
     Boyd Gaming                       25,000         1,130
------------------------------------------------------------
   TOTAL HOTELS & LODGING                             1,130
------------------------------------------------------------
   Insurance -- 1.7%
     Prudential Financial              17,000         1,281
------------------------------------------------------------
   TOTAL INSURANCE                                    1,281
------------------------------------------------------------
   Machinery -- 3.0%
     Caterpillar                       18,000         1,222
     Kennametal                        19,000         1,112
------------------------------------------------------------
   TOTAL MACHINERY                                    2,334
------------------------------------------------------------
   Manufacturing -- 1.6%
     Timken                            33,000         1,194
------------------------------------------------------------
   TOTAL MANUFACTURING                                1,194
------------------------------------------------------------
   Medical Products & Services -- 10.5%
     Barr Pharmaceuticals*             20,000         1,312
     C.R. Bard                         13,000           824
     Coventry Health Care*             22,500         1,340
     Express Scripts*                  16,000         1,461
     Johnson & Johnson                 12,000           691
     UnitedHealth Group                22,000         1,307
     WellPoint*                        14,000         1,075
------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES                  8,010
------------------------------------------------------------
   Petroleum & Fuel Products -- 7.0%
     Apache                            14,000         1,057
     Kerr-McGee                        13,000         1,435
     Newfield Exploration*             22,000         1,153
     XTO Energy                        35,000         1,718
------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS                    5,363
------------------------------------------------------------


                                      ----
                                       29
                                      ----

------------------------------
  Statement of Net Assets
------------------------------
--------------------------------------------------------------------------------
Growth Fund (concluded)
--------------------------------------------------------------------------------
------------------------------------------------------------
                                                      VALUE
DESCRIPTION                            SHARES         (000)
------------------------------------------------------------
   Petroleum Refining -- 5.7%
     Chevron                           15,000       $   891
     Sunoco                            17,000         1,618
     Valero Energy                     30,000         1,873
------------------------------------------------------------
   TOTAL PETROLEUM REFINING                           4,382
------------------------------------------------------------
   Retail -- 17.6%
     Advance Auto Parts*               25,000         1,089
     AnnTaylor Stores*                 34,000         1,133
     Best Buy                          25,000         1,267
     Circuit City Stores               46,000         1,160
     Darden Restaurants                32,000         1,301
     Home Depot                        26,000         1,054
     Lowe's                            18,000         1,144
     Michaels Stores                   30,000         1,009
     MSC Industrial Direct, Cl A       25,000         1,123
     Polo Ralph Lauren                 21,000         1,190
     Safeway                           46,000         1,078
     Williams-Sonoma*                  22,000           875
------------------------------------------------------------
   TOTAL RETAIL                                      13,423
------------------------------------------------------------
   Semi-Conductors & Instruments -- 8.9%
     Broadcom, Cl A*                   20,000         1,364
     Intel                             30,000           638
     Lam Research*                     27,000         1,253
     National Semiconductor            42,000         1,185
     Nvidia*                           30,000         1,349
     Texas Instruments                 34,000           994
------------------------------------------------------------
   TOTAL SEMI-CONDUCTORS & INSTRUMENTS                6,783
------------------------------------------------------------
   Services -- 1.3%
     Robert Half International         28,000         1,023
------------------------------------------------------------
   TOTAL SERVICES                                     1,023
------------------------------------------------------------
   Telephones & Telecommunication -- 2.7%
     Harris                            27,000         1,254
     Sprint Nextel                     35,000           801
------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATION               2,055
------------------------------------------------------------
   Transportation Services -- 2.9%
     Burlington Northern Santa Fe      17,000         1,362
     CNF                               17,000           871
------------------------------------------------------------
   TOTAL TRANSPORTATION SERVICES                      2,233
------------------------------------------------------------
   Utilities -- 1.3%
     Ametek                            24,000           987
------------------------------------------------------------
   TOTAL UTILITIES                                      987
------------------------------------------------------------
   TOTAL COMMON STOCK (COST $56,546)                 75,881
------------------------------------------------------------

------------------------------------------------------------
                                                      VALUE
DESCRIPTION                            SHARES         (000)
------------------------------------------------------------
CASH EQUIVALENT (A) -- 0.4%
     SEI Daily Income Trust
       Prime Obligation
       Fund, Cl A, 4.330%             301,019       $   301
------------------------------------------------------------
   TOTAL CASH EQUIVALENT (COST $301)                    301
------------------------------------------------------------
   TOTAL INVESTMENTS -- 99.8% (COST $56,847)         76,182
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.2%
Investment Advisory Fees Payable                        (48)
Payable for Fund Shares Redeemed                        (39)
Administration Fees Payable                              (7)
Transfer Agent Fees Payable                              (6)
Shareholder Servicing Fees Payable                       (6)
Custodian Fees Payable                                   (4)
Trustees' Fees Payable                                   (1)
Other Assets and Liabilities, Net                       226
------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES                   115
------------------------------------------------------------
   NET ASSETS -- 100.0%                             $76,297
------------------------------------------------------------
NET ASSETS:
Paid in Capital (unlimited authorization --
    no par value)                                   $52,500
Accumulated net investment loss                        (269)
Accumulated net realized gain on investments          4,731
Net unrealized appreciation on investments           19,335
------------------------------------------------------------
   NET ASSETS                                       $76,297
------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- TRUST CLASS SHARES
   ($47,375,239 / 2,353,578 SHARES)                  $20.13
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A SHARES
   ($28,375,397 / 1,425,354 SHARES)                  $19.91
MAXIMUM OFFERING PRICE PER SHARE --
   CLASS A SHARES ($19.91 / 94.75%)                  $21.01
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS C SHARES
   ($546,265 / 28,485 SHARES)                        $19.18

* Non-income producing security.

(A) Rate shown is the 7-day effective yield as of January 31, 2006.

Cl -- Class

The accompanying notes are an integral part of the financial statements.


                                      ----
                                       30
                                      ----

------------------------------
  Statement of Net Assets                                         [LOGO OMITTED]
------------------------------                                  JANUARY 31, 2006
--------------------------------------------------------------------------------
Burkenroad Fund
--------------------------------------------------------------------------------
------------------------------------------------------------
                                                      VALUE
DESCRIPTION                            SHARES         (000)
------------------------------------------------------------
COMMON STOCK -- 98.2%
   Aerospace & Defense -- 1.7%
     Armor Holdings*                    7,000       $   334
------------------------------------------------------------
   TOTAL AEROSPACE & DEFENSE                            334
------------------------------------------------------------
   Banks -- 7.0%
     Alabama National Bancorporation    5,000           347
     Britton & Koontz Capital           8,359           178
     IBERIABANK                         8,000           442
     Midsouth Bancorp                   8,470           233
     Teche Holding                      4,000           158
------------------------------------------------------------
   TOTAL BANKS                                        1,358
------------------------------------------------------------
   Building & Construction -- 9.3%
     Craftmade International           17,000           340
     Lennox International              11,000           351
     NCI Building Systems*              8,000           406
     US Concrete*                      35,000           424
     WCI Communities*                  11,000           303
------------------------------------------------------------
   TOTAL BUILDING & CONSTRUCTION                      1,824
------------------------------------------------------------
   Commercial Services -- 2.2%
     Team*                             14,000           423
------------------------------------------------------------
   TOTAL COMMERCIAL SERVICES                            423
------------------------------------------------------------
   Computers & Services -- 2.6%
     Computer Programs & Systems        9,000           383
     InterVoice*                       15,500           132
------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                           515
------------------------------------------------------------
   Consumer Products -- 1.9%
     Marine Products                   33,000           362
------------------------------------------------------------
   TOTAL CONSUMER PRODUCTS                              362
------------------------------------------------------------
   Correctional Institutions -- 1.3%
     Geo Group*                        10,000           245
------------------------------------------------------------
   TOTAL CORRECTIONAL INSTITUTIONS                      245
------------------------------------------------------------
   Drugs -- 1.1%
     First Horizon Pharmaceutical*     13,000           219
------------------------------------------------------------
   TOTAL DRUGS                                          219
------------------------------------------------------------

------------------------------------------------------------
                                                      VALUE
DESCRIPTION                            SHARES         (000)
------------------------------------------------------------
   Financial Services -- 2.1%
     First Cash Financial Services*    12,000       $   419
------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                             419
------------------------------------------------------------
   Food, Beverage & Tobacco -- 2.3%
     National Beverage*                30,000           259
     Sanderson Farms                    7,000           196
------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                       455
------------------------------------------------------------
   Forestry -- 1.9%
     Deltic Timber                      7,000           371
------------------------------------------------------------
   TOTAL FORESTRY                                       371
------------------------------------------------------------
   Gas & Natural Gas -- 1.8%
     EnergySouth                       12,000           359
------------------------------------------------------------
   TOTAL GAS & NATURAL GAS                              359
------------------------------------------------------------
   Insurance -- 1.7%
     Infinity Property & Casualty       8,500           328
------------------------------------------------------------
   TOTAL INSURANCE                                      328
------------------------------------------------------------
   Leasing & Renting -- 0.9%
     Aaron Rents                        7,000           168
------------------------------------------------------------
   TOTAL LEASING & RENTING                              168
------------------------------------------------------------
   Medical Products & Services -- 1.8 %
     Pediatrix Medical Group*           4,000           351
------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES                    351
------------------------------------------------------------
   Metals & Mining -- 4.9%
     Chaparral Steel*                   3,000           123
     Commercial Metals                 11,000           521
     Quanex                             5,000           310
------------------------------------------------------------
   TOTAL METALS & MINING                                954
------------------------------------------------------------
   Office Furniture & Fixtures -- 1.2%
     Global Imaging Systems*            6,800           240
------------------------------------------------------------
   TOTAL OFFICE FURNITURE & FIXTURES                    240
------------------------------------------------------------


                                      ----
                                       31
                                      ----

------------------------------
  Statement of Net Assets
------------------------------
--------------------------------------------------------------------------------
Burkenroad Fund
--------------------------------------------------------------------------------
------------------------------------------------------------
                                                      VALUE
DESCRIPTION                            SHARES         (000)
------------------------------------------------------------
   Petroleum & Fuel Products -- 23.9%
     Cabot Oil & Gas                    6,000       $   309
     Callon Petroleum*                 18,000           341
     Cimarex Energy*                    5,000           228
     Denbury Resources*                14,000           417
     Energy Partners*                  13,000           365
     Gulf Island Fabrication           13,000           364
     Hydril*                            5,000           412
     KCS Energy*                       17,000           493
     Lone Star Technologies*            7,000           398
     RPC                               17,000           563
     Stone Energy*                      7,000           350
     Superior Energy Services*         16,000           434
------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS                    4,674
------------------------------------------------------------
   Real Estate Investment Trust -- 3.9%
     EastGroup Properties               8,000           378
     Parkway Properties                 9,000           381
------------------------------------------------------------
   TOTAL REAL ESTATE INVESTMENT TRUST                   759
------------------------------------------------------------
   Research & Development -- 2.2%
     Shaw Group*                       12,000           427
------------------------------------------------------------
   TOTAL RESEARCH & DEVELOPMENT                         427
------------------------------------------------------------
   Retail -- 9.0%
     Hibbett Sporting Goods*           14,000           429
     Landry's Restaurants               9,000           276
     MarineMax*                        10,000           315
     Sonic*                            11,000           318
     Stein Mart                        17,000           282
     Tuesday Morning                    6,000           128
------------------------------------------------------------
   TOTAL RETAIL                                       1,748
------------------------------------------------------------
   Services -- 3.8%
     Gevity HR                         15,000           412
     Rollins                           15,000           322
------------------------------------------------------------
   TOTAL SERVICES                                       734
------------------------------------------------------------
   Transportation Services -- 4.5%
     Frozen Food Express Industries*   20,000           261
     Kirby*                             8,000           449
     PHI*                               5,200           178
------------------------------------------------------------
   TOTAL TRANSPORTATION SERVICES                        888
------------------------------------------------------------

------------------------------------------------------------
                                                      VALUE
DESCRIPTION                            SHARES         (000)
------------------------------------------------------------
   Utilities -- 1.7%
     Cleco                             15,000       $   329
------------------------------------------------------------
   TOTAL UTILITIES                                      329
------------------------------------------------------------
   Wholesale -- 3.5%
     Aviall*                            8,000           276
     SCP Pool                          10,000           399
------------------------------------------------------------
   TOTAL WHOLESALE                                      675
------------------------------------------------------------
   TOTAL COMMON STOCK (COST $14,454)                 19,159
------------------------------------------------------------
CASH EQUIVALENTS (A) -- 1.3%
     Federated Prime Cash
       Obligation Fund, 4.310%        125,504           126
     SEI Daily Income Trust
       Prime Obligation Fund,
       Cl A, 4.330%                   145,296           145
------------------------------------------------------------
   TOTAL CASH EQUIVALENTS (COST $271)                   271
------------------------------------------------------------
   TOTAL INVESTMENTS -- 99.5% (COST $14,725)         19,430
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.5%
Payable for Fund Shares Redeemed                         (8)
Shareholder Servicing Fees Payable                       (4)
Transfer Agent Fees Payable                              (4)
Investment Advisory Fees Payable                         (3)
Administration Fees Payable                              (2)
Distribution Fees Payable                                (1)
Receivable for Fund Shares Purchased                    110
Other Assets and Liabilities, Net                         9
------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES                    97
------------------------------------------------------------
   NET ASSETS -- 100.0%                             $19,527
------------------------------------------------------------


                                      ----
                                       32
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2006
--------------------------------------------------------------------------------
Burkenroad Fund (concluded)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                      VALUE
DESCRIPTION                                           (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital (unlimited authorization --
   no par value)                                    $15,402
Accumulated net investment loss                         (34)
Accumulated net realized loss on investments           (546)
Net unrealized appreciation on investments            4,705
--------------------------------------------------------------------------------
   NET ASSETS                                       $19,527
--------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A SHARES
   ($13,375,876 / 456,558 SHARES)                    $29.30
MAXIMUM OFFERING PRICE PER SHARE --
   CLASS A SHARES ($29.30 / 94.75%)                  $30.92
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS D SHARES
   ($6,151,347 / 211,621 SHARES)                     $29.07

* Non-income producing security.

(A) Rate shown is the 7-day effective yield as of January 31, 2006.

Cl -- Class

The accompanying notes are an integral part of the financial statements.


                                      ----
                                       33
                                      ----

                       This page intentionally left blank.

-----------------------------------
  Statements of Operations (000)                                  [LOGO OMITTED]
-----------------------------------          FOR THE YEAR ENDED JANUARY 31, 2006
--------------------------------------------------------------------------------

                                    TREASURY SECURITIES  STRATEGIC INCOME
                                     MONEY MARKET FUND      BOND FUND       VALUE FUND   GROWTH FUND   BURKENROAD FUND
                                   --------------------  ----------------   ----------   -----------   ---------------
INVESTMENT INCOME:
   Interest income                        $12,135            $3,489         $   --        $   --          $   --
   Dividend income                             --               113           2,020           424            152
                                          -------            ------         -------       -------         ------
   TOTAL INVESTMENT INCOME                 12,135             3,602           2,020           424            152
                                          -------            ------         -------       -------         ------
EXPENSES:
   Investment advisory fees                 1,497               496             716           501            134
   Administration fees                        427                94             102            71             16
   Shareholder servicing fees -
     Institutional Sweep Class                340               n/a             n/a           n/a            n/a
   Shareholder servicing fees - Class A       310                25              67            52             25
   Shareholder servicing fees - Class C       n/a                --               1             1            n/a
   Shareholder servicing fees - Class D       n/a               n/a             n/a           n/a             10
   12b-1 fees - Class A                       310                --              --            --              --
   12b-1 fees - Class C                       n/a                 1               4             3            n/a
   12b-1 fees - Class D                       n/a               n/a             n/a           n/a             10
   Custodian fees                             112                25              27            19              3
   Transfer agent fees                         59                59              59            59             39
   Trustees' fees                              25                 5               6             4              1
   Professional fees                          164                36              40            28              6
   Printing fees                               51                13              15            11             10
   Registration fees                           36                 6               4             3             10
   Insurance and other expenses                65                18               8             5              2
                                          -------            ------         -------       -------         ------
   Total Expenses                           3,396               778           1,049           757            266
   Less: Investment advisory fees waived     (266)             (132)             --           (12)           (59)
                                          -------            ------         -------       -------         ------
   TOTAL NET EXPENSES                       3,130               646           1,049           745            207
                                          -------            ------         -------       -------         ------

     NET INVESTMENT INCOME (LOSS)           9,005             2,956             971          (321)           (55)
                                          -------            ------         -------       -------         ------
   Net realized gain (loss) from security
     transactions                              --               (27)          5,150         7,449           (421)
   Net change in unrealized appreciation
     (depreciation) on investments             --            (2,112)          8,652         6,089          2,680
                                          -------            ------         -------       -------         ------
   NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS                            --            (2,139)         13,802        13,538          2,259
                                          -------            ------         -------       -------         ------
   INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                      $ 9,005            $  817         $14,773       $13,217         $2,204
                                          =======            ======         =======       =======         ======

"n/a" designates that the Fund does not offer this class.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.


                                      ----
                                       35
                                      ----

-------------------------------------------
 Statements of Changes in Net Assets (000)                        [LOGO OMITTED]
-------------------------------------------      FOR THE YEARS ENDED JANUARY 31,
--------------------------------------------------------------------------------

                                                            TREASURY SECURITIES                   STRATEGIC INCOME
                                                             MONEY MARKET FUND                       BOND FUND
                                                         ------------------------              -----------------------
                                                            2006           2005                 2006            2005
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net investment income (loss)                         $   9,005       $   1,806              $ 2,956         $ 2,098
   Net realized gain (loss) from security transactions         --              --                  (27)            505
   Net change in unrealized appreciation
     (depreciation) on investments                             --              --               (2,112)         (1,370)
                                                        ---------       ---------              -------         -------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                        9,005           1,806                  817           1,233
                                                        ---------       ---------              -------         -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Trust Class Shares                                    (3,055)         (1,006)              (2,643)         (1,930)
     Institutional Sweep Class Shares                      (3,285)           (394)                 n/a             n/a
     Class A Shares                                        (2,665)           (406)                (352)           (210)
     Class C Shares                                           n/a             n/a                   (4)             (3)
   Realized Gains:
     Trust Class Shares                                        --              --                   --            (392)
     Class A Shares                                            --              --                   --             (49)
     Class C Shares                                           n/a             n/a                   --              (1)
                                                        ---------       ---------              -------         -------
   TOTAL DIVIDENDS AND DISTRIBUTIONS                       (9,005)         (1,806)              (2,999)         (2,585)
                                                        ---------       ---------              -------         -------
CAPITAL SHARE TRANSACTIONS (1):
     Trust Class Shares:
       Shares issued                                      308,574         458,894               20,107          22,147
       Shares reinvested                                       63              18                  222             147
       Shares redeemed                                   (335,165)       (373,272)              (8,926)         (6,853)
                                                        ---------       ---------              -------         -------
     TOTAL TRUST CLASS SHARES TRANSACTIONS                (26,528)         85,640               11,403          15,441
                                                        ---------       ---------              -------         -------
     Institutional Sweep Class Shares:
       Shares issued                                      767,182         753,825                  n/a             n/a
       Shares reinvested                                      115              20                  n/a             n/a
       Shares redeemed                                   (760,748)       (665,905)                 n/a             n/a
                                                        ---------       ---------              -------         -------
     TOTAL INSTITUTIONAL SWEEP CLASS SHARES
       TRANSACTIONS                                         6,549          87,940                  n/a             n/a
                                                        ---------       ---------              -------         -------
     Class A Shares:
       Shares issued                                      479,482         205,033                7,142           4,049
       Shares reinvested                                      508              66                  349             254
       Shares redeemed                                   (448,162)       (198,168)              (2,597)         (1,961)
                                                        ---------       ---------              -------         -------
     TOTAL CLASS A SHARES TRANSACTIONS                     31,828           6,931                4,894           2,342
                                                        ---------       ---------              -------         -------
     Class C Shares:
       Shares issued                                          n/a             n/a                   25              19
       Shares reinvested                                      n/a             n/a                    3               2
       Shares redeemed                                        n/a             n/a                  (15)            (12)
                                                        ---------       ---------              -------         -------
     TOTAL CLASS C SHARES TRANSACTIONS                        n/a             n/a                   13               9
                                                        ---------       ---------              -------         -------
     Class D Shares:
       Shares issued                                          n/a             n/a                  n/a             n/a
       Redemption fees                                         --              --                   --              --
       Shares redeemed                                        n/a             n/a                  n/a             n/a
                                                        ---------       ---------              -------         -------
     TOTAL CLASS D SHARES TRANSACTIONS                        n/a             n/a                  n/a             n/a
                                                        ---------       ---------              -------         -------
     TOTAL INCREASE IN NET ASSETS FROM
       CAPITAL SHARE TRANSACTIONS                          11,849         180,511               16,310          17,792
                                                        ---------       ---------              -------         -------
       TOTAL INCREASE IN NET ASSETS                        11,849         180,511               14,128          16,440
NET ASSETS:
   Beginning of year                                      413,694         233,183               75,997          59,557
                                                        ---------       ---------              -------         -------
   End of year                                          $ 425,543       $ 413,694              $90,125         $75,997
                                                        =========       =========              =======         =======
   Undistributed net investment income
     (Accumulated net investment loss/Distributions
     in excess of net investment income)                $      --       $      --              $    10         $    21
                                                        =========       =========              =======         =======

    (1) For shares issued, reinvested and redeemed, see note 5 in the Notes to Financial Statements.
     "n/a" designates that the Fund does not offer this class.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.


                                                                  VALUE FUND                              GROWTH FUND
                                                         --------------------------               ------------------------
                                                             2006            2005                     2006           2005
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net investment income (loss)                           $    971         $    443                 $  (321)      $   (176)
   Net realized gain (loss) from security transactions       5,150            5,859                   7,449          1,393
   Net change in unrealized appreciation
     (depreciation) on investments                           8,652            7,209                   6,089          4,236
                                                          --------         --------                 -------       --------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                        14,773           13,511                  13,217          5,453
                                                          --------         --------                 -------       --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Trust Class Shares                                       (734)            (404)                     --             --
     Institutional Sweep Class Shares                          n/a              n/a                     n/a            n/a
     Class A Shares                                           (252)             (78)                     --             --
     Class C Shares                                             (2)              (1)                     --             --
   Realized Gains:
     Trust Class Shares                                     (4,504)          (1,335)                   (405)            --
     Class A Shares                                         (2,241)            (392)                   (240)            --
     Class C Shares                                            (50)             (11)                     (5)            --
                                                          --------         --------                 -------       --------
   TOTAL DIVIDENDS AND DISTRIBUTIONS                        (7,783)          (2,221)                   (650)            --
                                                          --------         --------                 -------       --------
CAPITAL SHARE TRANSACTIONS (1):
     Trust Class Shares:
       Shares issued                                        11,067           44,705                   7,348         28,878
       Shares reinvested                                     2,874              906                     248             --
       Shares redeemed                                      (8,282)         (46,089)                 (5,557)       (28,380)
                                                          --------         --------                 -------       --------
     TOTAL TRUST CLASS SHARES TRANSACTIONS                   5,659             (478)                  2,039            498
                                                          --------         --------                 -------       --------
     Institutional Sweep Class Shares:
       Shares issued                                           n/a              n/a                     n/a            n/a
       Shares reinvested                                       n/a              n/a                     n/a            n/a
       Shares redeemed                                         n/a              n/a                     n/a            n/a
                                                          --------         --------                 -------       --------
     TOTAL INSTITUTIONAL SWEEP CLASS SHARES
       TRANSACTIONS                                            n/a              n/a                     n/a            n/a
                                                          --------         --------                 -------       --------
     Class A Shares:
       Shares issued                                        14,828           11,159                  12,798          9,179
       Shares reinvested                                     2,474              464                     239             --
       Shares redeemed                                      (3,861)          (3,771)                 (3,095)        (2,550)
                                                          --------         --------                 -------       --------
     TOTAL CLASS A SHARES TRANSACTIONS                      13,441            7,852                   9,942          6,629
                                                          --------         --------                 -------       --------
     Class C Shares:
       Shares issued                                           212              314                     131            241
       Shares reinvested                                        47               10                       5             --
       Shares redeemed                                         (85)             (23)                    (72)            (8)
                                                          --------         --------                 -------       --------
     TOTAL CLASS C SHARES TRANSACTIONS                         174              301                      64            233
                                                          --------         --------                 -------       --------
     Class D Shares:
       Shares issued                                           n/a              n/a                     n/a            n/a
       Redemption fees                                          --               --                      --             --
       Shares redeemed                                         n/a              n/a                     n/a            n/a
                                                          --------         --------                 -------       --------
     TOTAL CLASS D SHARES TRANSACTIONS                         n/a              n/a                     n/a            n/a
                                                          --------         --------                 -------       --------
     TOTAL INCREASE IN NET ASSETS FROM
       CAPITAL SHARE TRANSACTIONS                           19,274            7,675                  12,045          7,360
                                                          --------         --------                 -------       --------
       TOTAL INCREASE IN NET ASSETS                         26,264           18,965                  24,612         12,813
NET ASSETS:
   Beginning of year                                        78,108           59,143                  51,685         38,872
                                                          --------         --------                 -------       --------
   End of year                                            $104,372         $ 78,108                 $76,297       $ 51,685
                                                          ========         ========                 =======       ========
   Undistributed net investment income
     (Accumulated net investment loss/Distributions
     in excess of net investment income)                    $  (20)          $  (25)                $  (269)       $  (142)
                                                          ========         ========                 =======       ========

                                                                       BURKENROAD FUND
                                                                 ---------------------------
                                                                    2006             2005
---------------------------------------------------------------------------------------------------

INVESTMENT ACTIVITIES:
     Net investment income (loss)                                  $   (55)         $   (27)
     Net realized gain (loss) from security transactions              (421)             (77)
     Net change in unrealized appreciation
       (depreciation) on investments                                 2,680            1,246
                                                                   -------          -------
     NET INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                                               2,204            1,142
                                                                   -------          -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income:
       Trust Class Shares                                              n/a              n/a
       Institutional Sweep Class Shares                                n/a              n/a
       Class A Shares                                                   --               --
       Class C Shares                                                  n/a              n/a
     Realized Gains:
       Trust Class Shares                                              n/a              n/a
       Class A Shares                                                   --               --
       Class C Shares                                                  n/a              n/a
                                                                   -------          -------
     TOTAL DIVIDENDS AND DISTRIBUTIONS                                  --               --
                                                                   -------          -------
CAPITAL SHARE TRANSACTIONS (1):
       Trust Class Shares:
         Shares issued                                                 n/a              n/a
         Shares reinvested                                             n/a              n/a
         Shares redeemed                                               n/a              n/a
                                                                   -------          -------
       TOTAL TRUST CLASS SHARES TRANSACTIONS                           n/a              n/a
                                                                   -------          -------
       Institutional Sweep Class Shares:
         Shares issued                                                 n/a              n/a
         Shares reinvested                                             n/a              n/a
         Shares redeemed                                               n/a              n/a
                                                                   -------          -------
       TOTAL INSTITUTIONAL SWEEP CLASS SHARES TRANSACTIONS             n/a              n/a
                                                                   -------          -------
       Class A Shares:
         Shares issued                                              12,242            3,159
         Shares reinvested                                              --               --
         Shares redeemed                                            (5,833)            (529)
                                                                   -------          -------
       TOTAL CLASS A SHARES TRANSACTIONS                             6,409            2,630
                                                                   -------          -------
       Class C Shares:
         Shares issued                                                 n/a              n/a
         Shares reinvested                                             n/a              n/a
         Shares redeemed                                               n/a              n/a
                                                                   -------          -------
       TOTAL CLASS C SHARES TRANSACTIONS                               n/a              n/a
                                                                   -------          -------
       Class D Shares:
         Shares issued                                               3,140            1,300
         Redemption fees                                                 2               --
         Shares redeemed                                              (511)            (181)
                                                                   -------          -------
       TOTAL CLASS D SHARES TRANSACTIONS                             2,631            1,119
                                                                   -------          -------
       TOTAL INCREASE IN NET ASSETS FROM
         CAPITAL SHARE TRANSACTIONS                                  9,040            3,749
                                                                   -------          -------
         TOTAL INCREASE IN NET ASSETS                               11,244            4,891
NET ASSETS:
     Beginning of year                                               8,283            3,392
                                                                   -------          -------
     End of year                                                   $19,527          $ 8,283
                                                                   =======          =======
     Undistributed net investment income
       (Accumulated net investment loss/Distributions
       in excess of net investment income)                         $  (34)         $   (28)
                                                                  =======          =======

                                      --------
                                       36 & 37
                                      --------

--------------------------
  Financial Highlights                                            [LOGO OMITTED]
--------------------------                                      JANUARY 31, 2006
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

             NET ASSET              NET REALIZED      TOTAL      DIVIDENDS  DISTRIBUTIONS     TOTAL       NET ASSET
               VALUE,      NET     AND UNREALIZED     FROM       FROM NET       FROM        DIVIDENDS       VALUE,
             BEGINNING  INVESTMENT GAINS (LOSSES)  INVESTMENT   INVESTMENT   NET REALIZED      AND         END OF
              OF YEAR     INCOME   ON INVESTMENTS  OPERATIONS     INCOME        GAINS      DISTRIBUTIONS    YEAR
-----------------------------------------------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2006           $1.00        $0.03       $ --          $0.03       $(0.03)       $ --         $(0.03)       $1.00
2005            1.00         0.01         --           0.01        (0.01)         --          (0.01)        1.00
2004            1.00           --*        --             --*          --*         --             --*        1.00
2003            1.00         0.01         --           0.01        (0.01)         --          (0.01)        1.00
2002            1.00         0.03         --           0.03        (0.03)         --          (0.03)        1.00
INSTITUTIONAL SWEEP CLASS SHARES
2006           $1.00        $0.02       $ --          $0.02       $(0.02)       $ --         $(0.02)       $1.00
2005            1.00         0.01         --           0.01        (0.01)         --          (0.01)        1.00
2004            1.00           --*        --             --*          --*         --             --*        1.00
2003            1.00         0.01         --           0.01        (0.01)         --          (0.01)        1.00
2002            1.00         0.03         --           0.03        (0.03)         --          (0.03)        1.00
CLASS A SHARES
2006           $1.00        $0.02       $ --          $0.02       $(0.02)       $ --         $(0.02)       $1.00
2005            1.00           --*        --             --*          --*         --             --*        1.00
2004            1.00           --*        --             --*          --*         --             --*        1.00
2003            1.00         0.01         --           0.01        (0.01)         --          (0.01)        1.00
2002            1.00         0.02         --           0.02        (0.02)         --          (0.02)        1.00

                                                                                   RATIO OF
                                                                 RATIO OF        EXPENSES TO
                                                RATIO OF      NET INVESTMENT       AVERAGE
                               NET ASSETS,     EXPENSES TO        INCOME          NET ASSETS     PORTFOLIO
                    TOTAL        END OF          AVERAGE        TO AVERAGE        (EXCLUDING     TURNOVER
                   RETURN      YEAR (000)      NET ASSETS       NET ASSETS         WAIVERS)       RATE
-----------------------------------------------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2006                2.68%       $138,982          0.58%            2.68%             0.65%         n/a
2005                0.82         165,510          0.58             0.85              0.64          n/a
2004                0.47          79,867          0.58             0.48              0.68          n/a
2003                1.06          95,974          0.58             1.07              0.64          n/a
2002                3.00         135,514          0.58             3.07              0.68          n/a
INSTITUTIONAL SWEEP CLASS SHARES
2006                2.42%       $142,571          0.83%            2.42%             0.90%         n/a
2005                0.56         136,022          0.83             0.64              0.89          n/a
2004                0.22          48,082          0.83             0.23              0.93          n/a
2003                0.81          74,704          0.83             0.81              0.89          n/a
2002                2.74          83,702          0.83             2.35              0.93          n/a
CLASS A SHARES
2006                2.17%       $143,990          1.08%            2.15%             1.15%         n/a
2005                0.37         112,162          1.03             0.43              1.14          n/a
2004                0.07         105,234          0.98             0.07              1.08          n/a
2003                0.56          56,923          1.08             0.54              1.14          n/a
2002                2.49          31,832          1.08             2.32              1.18          n/a

* Amounts represent less than $0.01 per share.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.


                                      --------
                                       38 & 39
                                      --------

--------------------------------------
  Financial Highlights (continued)                                [LOGO OMITTED]
--------------------------------------                          JANUARY 31, 2006
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

             NET ASSET              NET REALIZED      TOTAL      DIVIDENDS  DISTRIBUTIONS    TOTAL       NET ASSET
               VALUE,       NET    AND UNREALIZED     FROM       FROM NET       FROM       DIVIDENDS       VALUE,
             BEGINNING  INVESTMENT GAINS (LOSSES)  INVESTMENT   INVESTMENT   NET REALIZED     AND         END OF
              OF YEAR     INCOME   ON INVESTMENTS  OPERATIONS     INCOME        GAINS     DISTRIBUTIONS    YEAR
----------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND
----------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2006+         $15.52       $0.55       $(0.40)       $ 0.15       $(0.55)      $   --       $(0.55)        $15.12
2005+          15.86        0.51        (0.23)         0.28        (0.52)       (0.10)       (0.62)         15.52
2004+          15.98        0.60        (0.11)         0.49        (0.61)        --          (0.61)         15.86
2003           15.56        0.75         0.43          1.18        (0.75)       (0.01)       (0.76)         15.98
2002           15.64        0.84         0.16          1.00        (0.84)       (0.24)       (1.08)         15.56
CLASS A SHARES
2006+         $15.50       $0.52       $(0.40)       $ 0.12       $(0.52)      $   --       $(0.52)        $15.10
2005+          15.84        0.47        (0.23)         0.24        (0.48)       (0.10)       (0.58)         15.50
2004+          15.96        0.56        (0.11)         0.45        (0.57)        --          (0.57)         15.84
2003           15.55        0.71         0.42          1.13        (0.71)       (0.01)       (0.72)         15.96
2002           15.64        0.80         0.16          0.96        (0.81)       (0.24)       (1.05)         15.55
CLASS C SHARES
2006+         $15.54       $0.40       $(0.40)       $   --       $(0.40)      $   --       $(0.40)        $15.14
2005+          15.88        0.36        (0.24)         0.12        (0.36)       (0.10)       (0.46)         15.54
2004+          16.00        0.45        (0.12)         0.33        (0.45)          --        (0.45)         15.88
2003           15.58        0.52         0.52          1.04        (0.61)       (0.01)       (0.62)         16.00
2002           15.63        0.73         0.15          0.88        (0.69)       (0.24)       (0.93)         15.58

                                                                                    RATIO OF
                                                                  RATIO OF        EXPENSES TO
                                                RATIO OF       NET INVESTMENT       AVERAGE
                               NET ASSETS,     EXPENSES TO         INCOME          NET ASSETS     PORTFOLIO
                    TOTAL        END OF          AVERAGE         TO AVERAGE        (EXCLUDING     TURNOVER
                   RETURN      YEAR (000)      NET ASSETS        NET ASSETS         WAIVERS)        RATE
----------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND
----------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2006+               1.02%       $77,340           0.75%             3.60%             0.91%          18%
2005+               1.83         67,849           0.75              3.28              0.93           45
2004+               3.14         53,621           0.75              3.76              0.93           23
2003                7.76         48,400           0.75              4.77              0.91           33
2002                6.59         46,195           0.75              5.37              0.88           70
CLASS A SHARES
2006+               0.77%       $12,656           1.00%             3.37%             1.16%          18%
2005+               1.58          8,028           1.00              3.03              1.18           45
2004+               2.89          5,824           1.00              3.50              1.18           23
2003                7.46          4,643           1.00              4.34              1.16           33
2002                6.34            504           1.00              5.00              1.13           70
CLASS C SHARES
2006+               0.01%       $   129           1.75%             2.61%             1.91%          18%
2005+               0.80            120           1.75              2.28              1.93           45
2004+               2.12            112           1.75              2.79              1.93           23
2003                6.77             39           1.75              3.62              1.91           33
2002                5.76              1           1.75              4.70              1.88           70

+ Per share data calculated using average shares method.
* Total return excludes applicable sales charges.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.


                                      --------
                                       40 & 41
                                      --------


--------------------------------------
  Financial Highlights (continued)                                [LOGO OMITTED]
--------------------------------------                          JANUARY 31, 2006
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,


             NET ASSET              NET REALIZED      TOTAL      DIVIDENDS  DISTRIBUTIONS     TOTAL       NET ASSET
               VALUE,       NET    AND UNREALIZED     FROM       FROM NET       FROM        DIVIDENDS       VALUE,
             BEGINNING  INVESTMENT GAINS (LOSSES)  INVESTMENT   INVESTMENT   NET REALIZED      AND         END OF
              OF YEAR     INCOME   ON INVESTMENTS  OPERATIONS     INCOME        GAINS     DISTRIBUTIONS      YEAR
-----------------------------------------------------------------------------------------------------------------------------
VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2006+         $22.51     $ 0.28        $ 3.58        $ 3.86       $(0.28)      $(1.72)       $(2.00)       $24.37
2005+          19.20       0.14          3.81          3.95        (0.15)       (0.49)        (0.64)        22.51
2004+          14.60       0.16          4.60          4.76        (0.16)          --         (0.16)        19.20
2003           16.31       0.13         (1.71)        (1.58)       (0.13)          --         (0.13)        14.60
2002           16.50       0.12         (0.20)        (0.08)       (0.11)          --         (0.11)        16.31
CLASS A SHARES
2006+         $22.46     $ 0.21        $ 3.58        $ 3.79       $(0.22)      $(1.72)       $(1.94)       $24.31
2005+          19.16       0.09          3.80          3.89        (0.10)       (0.49)        (0.59)        22.46
2004+          14.58       0.12          4.58          4.70        (0.12)          --         (0.12)        19.16
2003           16.29       0.10         (1.71)        (1.61)       (0.10)          --         (0.10)        14.58
2002           16.47       0.10         (0.20)        (0.10)       (0.08)          --         (0.08)        16.29
CLASS C SHARES
2006+         $22.18     $ 0.04        $ 3.53        $ 3.57       $(0.08)      $(1.72)       $(1.80)       $23.95
2005+          19.00      (0.06)         3.75          3.69        (0.02)       (0.49)        (0.51)        22.18
2004+          14.48      (0.01)         4.56          4.55        (0.03)          --         (0.03)        19.00
2003           16.21       0.08         (1.80)        (1.72)       (0.01)          --         (0.01)        14.48
2002           16.42      (0.02)        (0.19)        (0.21)        --             --            --         16.21

                                                                                    RATIO OF
                                                                  RATIO OF        EXPENSES TO
                                                RATIO OF       NET INVESTMENT       AVERAGE
                               NET ASSETS,     EXPENSES TO         INCOME          NET ASSETS     PORTFOLIO
                    TOTAL        END OF          AVERAGE         TO AVERAGE        (EXCLUDING     TURNOVER
                   RETURN      YEAR (000)      NET ASSETS        NET ASSETS         WAIVERS)       RATE
-----------------------------------------------------------------------------------------------------------------------------
VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2006+               17.52%      $ 68,633          1.09%             1.18%             1.09%          77%
2005+               20.64         58,016          1.10              0.70              1.11           65
2004+               32.73         49,609          1.07              0.96              1.13           79
2003                (9.72)        34,109          1.00              0.82              1.10           71
2002                (0.37)        35,883          1.00              0.77              1.07           81
CLASS A SHARES
2006+               17.24%      $ 34,985          1.34%             0.88%             1.34%          77%
2005+               20.36         19,557          1.35              0.46              1.36           65
2004+               32.34          9,356          1.32              0.70              1.38           79
2003                (9.90)         3,967          1.25              0.60              1.35           71
2002                (0.60)           307          1.25              0.55              1.32           81
CLASS C SHARES
2006+               16.37%      $    754          2.09%             0.17%             2.09%          77%
2005+               19.42            535          2.10             (0.31)             2.11           65
2004+               31.45            178          2.07             (0.08)             2.13           79
2003               (10.62)            43          2.00             (0.10)             2.10           71
2002                (1.21)             1          2.00             (0.08)             2.07           81

+ Per share data calculated using average shares method.
* Total return excludes applicable sales charges.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.


                                      --------
                                       42 & 43
                                      --------


--------------------------------------
  Financial Highlights (continued)                                [LOGO OMITTED]
--------------------------------------                          JANUARY 31, 2006
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,


             NET ASSET              NET REALIZED      TOTAL      DIVIDENDS  DISTRIBUTIONS    TOTAL       NET ASSET
               VALUE,       NET    AND UNREALIZED     FROM       FROM NET       FROM       DIVIDENDS       VALUE,
             BEGINNING  INVESTMENT GAINS (LOSSES)  INVESTMENT   INVESTMENT   NET REALIZED      AND         END OF
              OF YEAR     INCOME   ON INVESTMENTS  OPERATIONS     INCOME        GAINS    DISTRIBUTIONS      YEAR
-----------------------------------------------------------------------------------------------------------------------------
GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2006+         $16.52      $(0.08)     $ 3.86        $ 3.78         $ --        $(0.17)      $(0.17)        $20.13
2005+          14.74       (0.05)       1.83          1.78           --          --            --           16.52
2004+          10.71       (0.09)       4.12          4.03           --          --            --           14.74
2003+          13.31       (0.08)      (2.52)        (2.60)          --          --            --           10.71
2002           15.00       (0.04)      (1.65)        (1.69)          --          --            --           13.31
CLASS A SHARES
2006+         $16.38      $(0.12)     $ 3.82        $ 3.70         $ --        $(0.17)      $(0.17)        $19.91
2005+          14.66       (0.09)       1.81          1.72           --          --            --           16.38
2004+          10.67       (0.13)       4.12          3.99           --          --            --           14.66
2003+          13.31       (0.11)      (2.53)        (2.64)          --          --            --           10.67
2002           15.00       (0.01)      (1.68)        (1.69)          --          --            --           13.31
CLASS C SHARES
2006+         $15.91      $(0.25)     $ 3.69        $ 3.44         $ --        $(0.17)      $(0.17)        $19.18
2005+          14.34       (0.19)       1.76          1.57           --          --            --           15.91
2004+          10.52       (0.22)       4.04          3.82           --          --            --           14.34
2003+          13.20       (0.19)      (2.49)        (2.68)          --          --            --           10.52
2002           15.00       (0.17)      (1.63)        (1.80)          --          --            --           13.20

                                                                                    RATIO OF
                                                                  RATIO OF        EXPENSES TO
                                                RATIO OF       NET INVESTMENT       AVERAGE
                               NET ASSETS,     EXPENSES TO         INCOME          NET ASSETS     PORTFOLIO
                    TOTAL        END OF          AVERAGE         TO AVERAGE        (EXCLUDING     TURNOVER
                   RETURN      YEAR (000)      NET ASSETS        NET ASSETS         WAIVERS)       RATE
-----------------------------------------------------------------------------------------------------------------------------
GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2006+               22.95%      $ 47,375          1.10%            (0.42)%            1.12%          67%
2005+               12.08         37,052          1.10             (0.33)             1.15           64
2004+               37.63         32,387          1.10             (0.74)             1.18           73
2003+              (19.53)        21,508          1.05             (0.69)             1.18           79
2002               (11.24)        15,605          1.00             (0.53)             1.17           73
CLASS A SHARES
2006+               22.66%      $ 28,376          1.35%            (0.68)%            1.37%          67%
2005+               11.73         14,234          1.35             (0.57)             1.40           64
2004+               37.39          6,350          1.35             (0.99)             1.43           73
2003+              (19.71)         2,245          1.30             (0.96)             1.43           79
2002               (11.40)           135          1.25             (0.84)             1.42           73
CLASS C SHARES
2006+               21.69%      $    546          2.10%            (1.42)%            2.12%          67%
2005+               10.95            399          2.10             (1.29)             2.15           64
2004+               36.31            135          2.10             (1.74)             2.18           73
2003+              (20.30)            66          2.05             (1.73)             2.18           79
2002               (12.00)             1          2.00             (1.58)             2.17           73


+ Per share data calculated using average shares method.
* Total return excludes applicable sales charges.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.


                                      --------
                                       44 & 45
                                      --------


--------------------------------------
  Financial Highlights (continued)                                [LOGO OMITTED]
--------------------------------------                          JANUARY 31, 2006
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,


             NET ASSET              NET REALIZED      TOTAL      DIVIDENDS  DISTRIBUTIONS     TOTAL       NET ASSET
               VALUE,       NET    AND UNREALIZED     FROM       FROM NET       FROM        DIVIDENDS       VALUE,
             BEGINNING  INVESTMENT GAINS (LOSSES)  INVESTMENT   INVESTMENT   NET REALIZED      AND         END OF
              OF YEAR     INCOME   ON INVESTMENTS  OPERATIONS     INCOME        GAINS     DISTRIBUTIONS      YEAR
-----------------------------------------------------------------------------------------------------------------------------
BURKENROAD FUND
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
2006++        $24.97      $(0.08)     $ 4.41         $ 4.33      $   --       $   --       $   --*         $29.30
2005++         20.70       (0.08)       4.35           4.27          --           --           --           24.97
2004++         14.19       (0.04)       6.55           6.51          --           --           --           20.70
2003           15.05       (0.02)      (0.74)         (0.76)      (0.10)       (0.10)          --           14.19
2002(1)        15.00       (0.01)       0.06           0.05        --             --           --           15.05
CLASS D SHARES
2006++        $24.82      $(0.14)     $ 4.38         $ 4.24      $   --       $   --       $ 0.01          $29.07
2005++         20.62       (0.14)       4.34           4.20          --           --           --*          24.82
2004++         14.18       (0.09)       6.53           6.44          --           --           --           20.62
2003           15.05       (0.04)      (0.75)(2)      (0.79)      (0.10)       (0.10)        0.02(2)        14.18
2002(1)        15.00       (0.01)       0.06           0.05          --           --           --           15.05


                                                                               RATIO OF EXPENSES
                                                                                   TO AVERAGE
                                                                  RATIO OF         NET ASSETS
                                                RATIO OF       NET INVESTMENT      (EXCLUDING
                               NET ASSETS,     EXPENSES TO         INCOME          NET ASSETS     PORTFOLIO
                    TOTAL        END OF          AVERAGE         TO AVERAGE      WAIVERS AND/OR   TURNOVER
                   RETURN      YEAR (000)      NET ASSETS        NET ASSETS     REIMBURESEMENTS)    RATE
--------------------------------------------------------------------------------------------------------------------
BURKENROAD FUND
--------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
2006++              17.34%      $ 13,376           1.40%            (0.33)%           1.82%          32%
2005++              20.63          5,544           1.40             (0.37)            2.14           17
2004++              45.88          2,153           1.40             (0.23)            2.90           21
2003                (5.07)         1,064           1.40             (0.22)            3.44           28
2002(1)              0.33            521           1.40             (0.89)            2.64            8
CLASS D SHARES
2006++              17.12%      $  6,151           1.65%            (0.55)%           2.07%          32%
2005++              20.37          2,739           1.65             (0.62)            2.39           17
2004++              45.42          1,239           1.65             (0.50)            3.15           21
2003                (5.14)           363           1.65             (0.46)            3.69           28
2002(1)              0.33            116           1.65             (1.12)            2.89            8


  * Amount represents less than $0.01 per share.
(1) Fund commenced operations on December 31, 2001. All ratios for the period have been annualized.
(2) Net realized and unrealized gains (losses) on investments and redemption fees for the year ended January 31, 2003 have been reclassified from $(0.71) and $(0.02), respecitvely, to $(0.75) and $0.02, respectively, due to a clerical error.
 +  Total return is for the period indicated and has not been annualized. Total return excludes applicable sales charge.
++  Per share data calculated using average shares method.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                      --------
                                       46 & 47
                                      --------

-----------------------------------
  Notes to Financial Statements
----------------------------------
--------------------------------------------------------------------------------

1. ORGANIZATION:

The Advisors' Inner Circle Fund II ("the Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company with nine funds. The financial statements included herein relate to the Trust's Hancock Horizon Family of Funds. The financial statements of the remaining funds are presented separately. The Hancock Horizon Family of Funds includes the Hancock Horizon Treasury Securities Money Market Fund (the "Treasury Securities Money Market Fund"), the Hancock Horizon Strategic Income Bond Fund (the "Strategic Income Bond Fund"), the Hancock Horizon Value Fund (the "Value Fund"), the Hancock Horizon Growth Fund (the "Growth Fund"), and the Hancock Horizon Burkenroad Fund (the "Burkenroad Fund") (each a "Fund" and collectively the "Funds"). The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.
     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the
Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2006, there were no fair valued securities in the Funds.
     The Treasury Securities Money Market Fund values its investments using the amortized cost method, as permitted by Rule 2a-7 of the 1940 Act, which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on the date the security is purchased or sold. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and


                                      ----
                                       48
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2006
--------------------------------------------------------------------------------

losses on the sales of investment securities are those of the specific securities sold during the respective holding period. Purchase discounts and premiums on securities held by the Strategic Income Bond Fund are accreted and amortized to maturity and are included in interest income.

REPURCHASE AGREEMENTS - The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization and/or retention of the collateral by the Funds may be delayed or limited.

EXPENSES - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative daily net assets. The Institutional Sweep Class Shares, Class A Shares, Class C Shares and Class D Shares each bear a specific 12b-1 or Shareholder Servicing Fee (see Note 3 for more information).

CLASSES OF SHARES - Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income, if any, are declared daily and paid monthly for the Treasury Securities Money Market Fund, declared and paid monthly for the Strategic Income Bond Fund, declared and paid quarterly for the Value Fund and declared and paid annually for the Growth Fund and the Burkenroad Fund. Any net realized gains on sales of securities, if any, are distributed to shareholders at least annually.

OTHER - The Class C Shares of the Strategic Income Bond Fund, Value Fund and Growth Fund retain a redemption fee of 1.00% on redemptions of shares sold within one year of their purchase date. For the year ended January 31, 2006, there were no redemption fees charged by the Strategic Income Bond Fund, Value Fund and Growth Fund. The Class A and Class D shares of the Burkenroad Fund charge a redemption fee of 1.00% on redemptions of shares sold within one year of their purchase date. For the year ended January 31, 2006, Class A and Class D shares of the Burkenroad Fund charged fees of $12 and $1,639, respectively. For the year ended January 31, 2005, Class D shares of the Burkenroad Fund charged fees of $281. Fees collected are retained by the Funds for the benefit of the remaining shareholders and are included in capital shares transactions in the Statements of Changes in Net Assets.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

ADVISORY AGREEMENT
     Horizon Advisers, an unincorporated division of Hancock Bank, (the "Adviser") serves as Investment Adviser to each Fund pursuant to an investment advisory agreement dated May 31, 2000 (as amended and restated May 21, 2001) (the "Advisory Agreement") with the Trust. For its services, the Adviser is entitled to a fee, that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund. The Adviser receives 0.40% of the average daily net assets of the Treasury Securities Money Market Fund, 0.60% of the average daily net assets of the Strategic Income Bond Fund, 0.80% of the average daily net assets of the Value and the Growth Funds and 0.95% of the average daily net assets of the Burkenroad Fund. The Adviser has agreed to waive all or a portion of its fee so that the total annual expenses of each Fund will not exceed the following:

                          TREASURY
                         SECURITIES   STRATEGIC
                        MONEY MARKET   INCOME      VALUE   GROWTH  BURKENROAD
                           FUND*      BOND FUND*   FUND**  FUND**    FUND*
                        -----------   ----------  -------- ------  ----------
Trust Class Shares         0.58%         0.75%      1.10%   1.10%     n/a
Institutional Sweep
   Class Shares            0.83           n/a        n/a     n/a      n/a
Class A Shares             1.08          1.00       1.35    1.35     1.40%
Class C Shares              n/a          1.75       2.10    2.10      n/a
Class D Shares              n/a           n/a        n/a     n/a     1.65

"n/a" designates that the Fund does not offer this class.
 * The Adviser has contractually agreed to waive fees and reimburse expenses through May 31, 2006.
** The Adviser has voluntarily agreed to waive fees and reimburse expenses.
   This may discontinue at any time.


                                      ----
                                       49
                                      ----

----------------------------------------------
  Notes to Financial Statements (continued)
----------------------------------------------

ADMINISTRATION AGREEMENT
     SEI Investments Global Funds Services is the "Administrator" of the Trust. SEI Investments Management Corporation ("SEI Investments"), a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator.
     The Trust and the Administrator have entered into an Administration Agreement. The Administrator is entitled to a fee calculated daily and paid monthly (expressed as a percentage of the combined average daily net assets of the Funds) of: 0.125% up to $350 million, 0.10% on the next $400 million and 0.08% on the net assets over $750 million, subject to certain minimum fee levels.

TRANSFER AGENT AND CUSTODIAN AGREEMENT
     Hancock Bank serves as the transfer agent and dividend disbursing agent for the Funds. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class on the first ten cusips and $17,500 per class on the remaining cusips.
     Hancock Bank serves as custodian to the Funds, and for such services is paid an annual fee from the Funds' assets of 0.03% of each Fund's average daily net assets, subject to a minimum of $250 per month.

DISTRIBUTION AGREEMENT
     The Trust and SEIInvestments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEIInvestments Company, have entered into a distribution agreement. As provided in the distribution agreement and the distribution plan, the Trust will be charged a fee based upon the average daily net assets of the Funds.

The following table summarizes the agreement.

                          TREASURY
                         SECURITIES   STRATEGIC
                        MONEY MARKET   INCOME      VALUE  GROWTH  BURKENROAD
                            FUND      BOND FUND    FUND    FUND      FUND
                        -----------   ----------  ------- ------- ----------
Trust Class Shares           --           --         --      --       n/a
Institutional Sweep
   Class Shares              --          n/a        n/a     n/a       n/a
Class A Shares             0.25%          --         --      --        --
Class C Shares              n/a         0.75%      0.75%   0.75%      n/a
Class D Shares              n/a          n/a        n/a     n/a      0.25%
"--" designates that no fees are charged to this class.
"n/a" designates that the Fund does not offer this class.

     To the extent that the applicable shares are held through Hancock Bank or any of its affiliates providing custodian, brokerage or investment-related services, including Hancock Investment Securities, Inc., those entities may receive the distribution and servicing fees, payable from theFunds' assets, applicable to that class of shares.
     During the year ended January 31, 2006, Hancock Investment Securities,Inc. received distribution fees in the amount of $251,091, $8, $11, $9 and $5,315 for the Treasury Securities Money Market Fund, Strategic Income Bond Fund, Value Fund, Growth Fund and Burkenroad Fund, respectively.
     The Trust has adopted a shareholder servicing plan pursuant to which a shareholder servicing fee will be charged based upon the average daily net assets of the Funds.

The following table summarizes the agreement.

                          TREASURY
                         SECURITIES   STRATEGIC
                        MONEY MARKET   INCOME      VALUE  GROWTH  BURKENROAD
                            FUND      BOND FUND    FUND    FUND      FUND
                        -----------   ----------  ------- ------- ----------
Trust Class Shares           --           --         --     --       n/a
Institutional Sweep
   Class Shares            0.25%         n/a        n/a     n/a      n/a
Class A Shares             0.25         0.25%      0.25%   0.25%    0.25%
Class C Shares              n/a         0.25       0.25    0.25      n/a
Class D Shares              n/a          n/a        n/a     n/a     0.25

"--" designates that no fees are charged to this class.
"n/a" designates that the Fund does not offer this class.

     To the extent that the applicable shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc., those entities may receive shareholder servicing fees, payable from the Funds' assets, applicable to that class of shares.
     During the year ended January 31, 2006, Hancock Investment Securities, Inc. received shareholder servicing fees in the amount of $579,981, $10,798, $11,803, $7,573 and $6,087 for the Treasury Securities Money Market Fund, Strategic Income Bond Fund, Value Fund, Growth Fund and Burkenroad Fund, respectively.
     Certain officers and a trustee of the Trust are also officers of the Administrator. Such officers are paid no fees by the Trust for serving in their respective roles.


                                      ----
                                       50
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2006
--------------------------------------------------------------------------------

4. CAPITAL SHARES:

Shares issued, reinvested and redeemed for the Funds were as follows (000):

                                       TREASURY SECURITIES   STRATEGIC INCOME                                         BURKENROAD
                                        MONEY MARKET FUND       BOND FUND          VALUE FUND       GROWTH FUND          FUND
                                       -------------------   ----------------     -------------    -------------    ---------------
                                         2006      2005        2006    2005        2006   2005     2006   2005       2006     2005
                                       -------------------   ----------------     -------------    -------------   ----------------
Trust Class Shares:
  Shares issued                         308,574   458,894     1,310    1,417       467    2,035      406   1,790       n/a     n/a
  Shares reinvested                          63        18        15        9       122       40       13      --       n/a     n/a
  Shares redeemed                      (335,165) (373,272)     (582)    (436)     (351)  (2,081)    (308) (1,745)      n/a     n/a
                                       --------  --------     -----    -----      ----   ------    -----  ------    ------  ------
Total Trust Class Shares Transactions   (26,528)   85,640       743      990       238       (6)     111      45       n/a     n/a
                                       --------  --------     -----    -----      ----   ------    -----  ------    ------  ------
Institutional Sweep
 Class Shares:
  Shares issued                         767,182   753,825       n/a      n/a       n/a      n/a      n/a     n/a       n/a     n/a
  Shares reinvested                         115        20       n/a      n/a       n/a      n/a      n/a     n/a       n/a     n/a
  Shares redeemed                      (760,748) (665,906)      n/a      n/a       n/a      n/a      n/a     n/a       n/a     n/a
                                       --------  --------     -----    -----      ----   ------    -----  ------    ------  ------
Total Institutional Sweep
  Class Shares Transactions               6,549    87,939       n/a      n/a       n/a      n/a      n/a     n/a       n/a     n/a
                                       --------  --------     -----    -----      ----   ------    -----  ------    ------  ------
Class A Shares:
  Shares issued                         479,482   205,033       467      259       628      548      716     606       474     142
  Shares reinvested                         508        66        23       16       104       21       13      --        --      --
  Shares redeemed                      (448,162) (198,167)     (170)    (125)     (164)    (186)    (172)   (170)     (239)    (24)
                                       --------  --------     -----    -----      ----   ------    -----  ------    ------  ------
Total Class A Shares Transactions        31,828     6,932       320      150       568      383      557     436       235     118
                                       --------  --------     -----    -----      ----   ------    -----  ------    ------  ------
Class C Shares:
  Shares issued                             n/a       n/a         2        2         9       15        7      16       n/a     n/a
  Shares reinvested                         n/a       n/a        --       --         2        1       --      --       n/a     n/a
  Shares redeemed                           n/a       n/a        (1)      (1)       (4)      (1)      (4)     --       n/a     n/a
                                       --------  --------     -----    -----      ----   ------    -----  ------    ------  ------
Total Class C Shares Transactions           n/a       n/a         1        1         7       15        3      16       n/a     n/a
                                       --------  --------     -----    -----      ----   ------    -----  ------    ------  ------
Class D Shares:
  Shares issued                             n/a       n/a       n/a      n/a       n/a      n/a      n/a     n/a       121      59
  Shares redeemed                           n/a       n/a       n/a      n/a       n/a      n/a      n/a     n/a       (20)     (9)
                                       --------  --------     -----    -----      ----   ------    -----  ------    ------  ------
Total Class D Shares Transactionsn/a        n/a       n/a       n/a      n/a       n/a      n/a      n/a     n/a       101      50
                                       --------  --------     -----    -----      ----   ------    -----  ------    ------  ------
Net Change in Capital Shares             11,849   180,511     1,064    1,141       813      392      671     497       336     168
                                       ========  ========     =====    =====      ====   ======    =====  ======    ======  ======

"n/a" designates that the Fund does not offer this class.
Amounts designated as "--" are either 0 or have been rounded to 0.




                                      ----
                                       51
                                      ----

-----------------------------------------------
  Notes to Financial Statements (continued)
-----------------------------------------------

5. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year ended January 31, 2006 were as follows:

                                     STRATEGIC
                                      INCOME      VALUE     GROWTH    BURKENROAD
                                     BOND FUND    FUND       FUND        FUND
                                       (000)      (000)      (000)       (000)
                                     ---------   --------   -------   ----------
Cost of Security Purchases
   U.S. Government Securities         $21,741    $    --    $    --    $    --
   Other                                5,282     80,165     53,198     13,050

Proceeds from Sales and Maturities
   U.S. Government Securities        $ 11,828    $    --    $    --    $    --
   Other                                1,000     68,836     41,138      4,373

6. FEDERAL TAX INFORMATION:

It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid in capital or accumulated net realized loss, as appropriate, in the period that the differences arise.

Accordingly, the following reclassifications have been made to/from the following accounts (000):

                                                    ACCUMULATED       ADDITIONAL
                                NET INVESTMENT      NET REALIZED       PAID-IN
                                    INCOME              LOSS           CAPITAL
                                --------------      ------------      ----------
  Strategic Income Bond Fund       $ 32                $(32)            $  --
  Value Fund                         22                 (22)               --
  Growth Fund                       194                  --              (194)
  Burkenroad Fund                    49                  (3)              (46)


The tax character of dividends and distributions declared during the years ended January 31, 2006 and January 31, 2005 were as follows (000):

                                          ORDINARY INCOME         LONG-TERM CAPITAL GAIN             TOTALS
                                         2006          2005          2006          2005         2006        2005
                                         ----          ----          ----          ----         ----        ----
Treasury Securities Money Market Fund   $9,005        $1,806        $   --        $   --       $9,005       $1,806
Strategic Income Bond Fund               2,999         2,143            --           442        2,999        2,585
Value Fund                               1,925           483         5,858         1,738        7,783        2,221
Growth Fund                                 --            --           650            --          650           --

All Funds have a tax year end of April 30. The distributions represent those made during the fiscal years ended January 31.
Amounts designated as "--" are either $0 or have been rounded to $0.
The Burkenroad Fund had no distributions during the years ended January 31, 2006 and January 31, 2005, respectively.

                                      ----
                                       52
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2006
--------------------------------------------------------------------------------

As of January 31, 2006, the estimated components of distributable earnings accumulated losses) were as follows (000):
                                                 STRATEGIC
                                                  INCOME             VALUE           GROWTH         BURKENROAD
                                                 BOND FUND           FUND             FUND             FUND
                                                ------------        -------         --------       -------------
Undistributed ordinary income                     $     11          $    --         $    --          $   --
Undistributed long-term capital gain                    --               --              --              --
Capital loss carryforwards                             (97)              --              --             (589)
Post October losses                                    (39)              --              --               --
Unrealized appreciation (depreciation)              (1,277)          29,357          19,335            4,705
Other temporary differences                             --               67           4,462                9
                                                   -------          -------         -------           ------
Total distributable earnings (accumulated losses)  $(1,402)         $29,424         $23,797           $4,125
                                                   =======          =======         =======           ======

The Treasury Securities Money Market Fund had no distributable earnings as of January 31, 2006.
Amounts designated as "--" are either $0 or have been rounded to $0.


The following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates at January 31, 2006 as follows (000):

                                                   2011         2012         2013         2014         Total
                                                 --------     --------     --------     --------     --------
Strategic Income Bond Fund                         $--          $--          $--         $ 97         $ 97
Burkenroad Fund                                     19           28           31          511          589

Amounts designated as "--" are either $0 or have been rounded to $0.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future capital gains. During the year ended January 31, 2006 the Growth Fund utilized capital loss carryforwards of $2,377,148 to offset realized capital gains.

For Federal income tax purposes, the cost of securities owned at January 31, 2006, and the net realized gains or losses on securities sold for the period were the same as amounts reported for financial reporting purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at January 31, 2006, were as follows:
                                                              AGGREGATE          AGGREGATE
                                                                GROSS              GROSS       NET UNREALIZED
                                                             UNREALIZED         UNREALIZED      APPRECIATION/
                                        FEDERAL TAX COST    APPRECIATION       DEPRECIATION    (DEPRECIATION)
                                              (000)             (000)              (000)            (000)
                                        ----------------    ------------       ------------    --------------
Strategic Income Bond Fund                  $90,450          $   235           $(1,512)           $(1,277)
Value Fund                                   74,809           29,860              (503)            29,357
Growth Fund                                  56,847           20,131              (796)            19,335
Burkenroad Fund                              14,725            4,982              (277)             4,705



                                      ----
                                       53
                                      ----

------------------------------------------------
  Notes to Financial Statements (concluded)
------------------------------------------------

7. INDEMNIFICATIONS:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. CHANGES IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

The Board has selected Ernst & Young LLP (E&Y) to serve as the Fund's independent registered public accounting firm for the Fund's fiscal year ended January 31, 2006. The decision to select E&Y was recommended by the Audit Committee and was approved by the Board on November 14, 2005.

PricewaterhouseCoopers LLP ("PwC LLP") served as the Funds' auditor for the fiscal year ended January 21, 2004. The Trust's audit committee recommended that PwC LLP be replaced by KPMG LLP as the Funds' independent registered public accounting firm. The Trust's Board approved the recommendation and KPMG LLP served as the Funds' auditor for the fiscal year ended January 31, 2005. The audit committee subsequently recommended that the Trusts' Board approve Ernst & Young ("E&Y") as the Funds' auditor for the fiscal year ended January 31, 2006. The Trust's Board approved the recommendation on November 14, 2005.

KPMG LLP and PwC LLP's report on the Funds' financial statements for the fiscal year ended January 31, 2005 and January 31, 2004, respectively, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund's fiscal years ended January 31, 2005 and January 31, 2004, (i) there were no disagreements with KPMG LLP or PwC LLP, respectively, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP or PwC LLP, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds' financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K.

During the Funds' fiscal year ended January 31, 2005 neither the Trust, its portfolios, nor anyone on their behalf consulted with E&Y on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304).The selection of E&Y does not reflect any disagreements with or dissatisfaction by the Trust or the Board with the performance of the Funds' previous auditors.

                                      ----
                                       54
                                      ----

-----------------------------------------------------------
 Report of Independent Registered Public Accounting Firm          [LOGO OMITTED]
-----------------------------------------------------------     JANUARY 31, 2006
--------------------------------------------------------------------------------

        To the Shareholders and Board of Trustees
        Hancock Horizon Funds of The Advisors' Inner Circle Fund II

        We have audited the accompanying statements of net assets of the Hancock Horizon Treasury Money Market Fund, Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund and Hancock Horizon Burkenroad Fund (five of the portfolios constituting The Advisors' Inner Circle Fund II (the "Trust")) as of January 31, 2006, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights for the year ended January 31, 2005 and the financial highlights presented for each of the three years in the period ended January 31, 2004 were audited by other auditors, whose reports dated March 22, 2005 and March 12, 2004, respectively, expressed unqualified opinions on those financial statements and financial highlights.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hancock Horizon Treasury Money Market Fund, Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund and Hancock Horizon Burkenroad Fund of The Advisors' Inner Circle Fund II at January 31, 2006, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.


                                                        /s/ Ernst & Young LLP

        Philadelphia, Pennsylvania
        March 13, 2006

                                      ----
                                       55
                                      ----

-----------------------------------------------------------------
  Trustees and Officers of The Advisors' Inner Circle Fund II                                                         [LOGO OMITTED]
-----------------------------------------------------------------                                                   JANUARY 31, 2006
------------------------------------------------------------------------------------------------------------------------------------

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be
"interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be
deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the
Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and
Officers. The SAI may be obtained without charge by calling 1-888-346-6300. The following chart lists Trustees and Officers as of
January 31, 2006.



                                                     TERM OF
                              POSITION(S)          OFFICE AND
    NAME, ADDRESS,             HELD WITH            LENGTH OF                 PRINCIPAL OCCUPATION(S)
         AGE 1                THE TRUST           TIME SERVED 2                 DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS
-------------

ROBERT A. NESHER              Chairman            (Since 1991)           Currently performs various services on behalf
59 yrs. old                 of the Board                                 of SEI Investments for which Mr. Nesher is
                             of Trustees                                 compensated. Executive Vice President of SEI
                                                                         Investments, 1986-1994. Director and
                                                                         Executive Vice President of the Administrator
                                                                         and the Distributor, 1981-1994.










------------------------------------------------------------------------------------------------------------------------------------

WILLIAM M. DORAN               Trustee            (Since 1992)           Self Employed Consultant since 2003. Partner,
1701 Market Street,                                                      Morgan, Lewis & Bockius LLP (law firm) from
Philadelphia, PA 19103                                                   1976-2003, counsel to the Trust, SEI Investments,
65 yrs. old                                                              the Administrator and the Distributor. Director
                                                                         of SEI Investments since 1974; Secretary of
                                                                         SEI Investments since 1978.








------------------------------------------------------------------------------------------------------------------------------------


                   NUMBER OF
                    FUNDS IN
      THE ADVISORS' INNER CIRCLE FUND II
               OVERSEEN BY BOARD                            OTHER DIRECTORSHIPS
                    MEMBER                                 HELD BY BOARD MEMBER 3
------------------------------------------------------------------------------------------------------------------------------------

                      9                          Trustee of The Advisors' Inner Circle Fund,
                                                 Bishop Street Funds, SEI Asset Allocation
                                                 Trust, SEI Daily Income Trust, SEI Index
                                                 Funds, SEI Institutional International Trust,
                                                 SEI Institutional Investments Trust, SEI
                                                 Institutional Managed Trust, SEI Liquid Asset
                                                 Trust, SEI Tax Exempt Trust, SEI Opportunity
                                                 Master Fund, L.P., SEI Opportunity Fund, L.P.,
                                                 SEI Absolute Return Master Fund, L.P., SEI Absolute
                                                 Return Fund, L.P., SEI Global Master Fund, PLC,
                                                 SEI Global Assets Fund, PLC, SEI GLobal Investments
                                                 Fund, PLC, SEI Investments Global, Limited,
                                                 SEI Investments Global Fund Services, Limited,
                                                 SEI Investments (Europe) Ltd., SEI Investments
                                                 Unit Trust Management (UK) Limited and
                                                 SEI Global Nominee Ltd.
------------------------------------------------------------------------------------------------------------------------------------

                      9                          Director of SEI Investments Company and SEI
                                                 Investments Distribution Co., SEI Investments
                                                 Global Fund Services Limited, SEI Investments
                                                 Global Limited, Trustee of The The Advisors'
                                                 Inner Circle Fund, SEI Asset Allocation Trust,
                                                 SEI Daily Income Trust, SEI Index Funds,
                                                 SEI Institutional International Trust,
                                                 SEI Institutional Investments Trust,
                                                 SEI Institutional Managed Trust, SEI Liquid
                                                 Asset Trust, SEI Tax Exempt Trust, SEI Investments
                                                 Global Fund Services Limited, SEI Investments
                                                 Global, Limited, SEI Investments (Europe),
                                                 Limited SEI Investments (Asia) Limited and
                                                 SEI Asset Korea Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
1 Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks,
  Pennsylvania 19456.

2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934
  (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

                                      ---------
                                       56 & 57
                                      ---------

---------------------------------------------------------------------------
  Trustees and Officers of The Advisors' Inner Circle Fund II (continued)                                             [LOGO OMITTED]
----------------------------------------------------------------------------                                        JANUARY 31, 2006
------------------------------------------------------------------------------------------------------------------------------------


                                                     TERM OF
                              POSITION(S)          OFFICE AND
    NAME, ADDRESS,             HELD WITH            LENGTH OF                 PRINCIPAL OCCUPATION(S)
         AGE 1                 THE TRUST           TIME SERVED 2                 DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
-------------

EUGENE B. PETERS               Trustee            (Since 1993)           Private investor from 1987 to present. Vice
76 yrs. old                                                              President and Chief Financial officer, Western
                                                                         Company of North America (petroleum service
                                                                         company), 1980-1986. President of Gene Peters
                                                                         and Associates (import company), 1978-1980.
                                                                         President and Chief Executive Officer of Jos.
                                                                         Schlitz Brewing Company before 1978.
------------------------------------------------------------------------------------------------------------------------------------

JAMES M. STOREY                Trustee            (Since 1994)           Attorney, Solo Practitioner since 1994.
74 yrs. old                                                              Partner, Dechert, September 1987-December 1993.






------------------------------------------------------------------------------------------------------------------------------------

GEORGE J. SULLIVAN, JR.        Trustee            (Since 1999)           Chief Executive Officer, Newfound
63 yrs. old                                                              Consultants, Inc. since April 1997. General
                                                                         Partner, Teton Partners, L.P., June 1991-
                                                                         December 1996; Chief Financial Officer,
                                                                         Nobel Partners, L.P., March 1991-December
                                                                         1996; Treasurer and Clerk, Peak Asset
                                                                         Management, Inc., since 1991.





------------------------------------------------------------------------------------------------------------------------------------


                   NUMBER OF
                    FUNDS IN
      THE ADVISORS' INNER CIRCLE FUND II
               OVERSEEN BY BOARD                            OTHER DIRECTORSHIPS
                    MEMBER                                 HELD BY BOARD MEMBER 3
------------------------------------------------------------------------------------------------------------------------------------

                      9                          Trustee of The Advisors' Inner Circle Fund.






------------------------------------------------------------------------------------------------------------------------------------

                      9                          Trustee of The Advisors' Inner Circle Fund,
                                                 SEI Asset Allocation Trust, SEI Daily
                                                 Income Trust, SEI Index Funds,
                                                 SEI Institutional International Trust, SEI
                                                 Institutional Investments Trust, SEI
                                                 Institutional Managed Trust, SEI Liquid
                                                 Asset Trust, SEI Tax Exempt Trust and
                                                 U.S. Charitable Gift Trust.
------------------------------------------------------------------------------------------------------------------------------------

                      9                          Trustee, State Street Navigator Securities
                                                 Lending Trust, since 1995. Trustee of
                                                 The Advisors' Inner  Circle Fund, SEI Asset
                                                 Allocation Trust, SEI Daily Income Trust,
                                                 SEI Index Funds, SEI Institutional
                                                 International Trust, SEI Institutional
                                                 Investments Trust, SEI Institutional
                                                 Managed Trust, SEI Liquid Asset Trust,
                                                 SEI Tax Exempt Trust, SEI Opportunity
                                                 Master Fund, L.P., SEI Absolute Return
                                                 Fund, L.P., SEI Opportunity Fund, L.P.
                                                 and SEI Absolute Return Fund, L.P.
------------------------------------------------------------------------------------------------------------------------------------
1 Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks,
  Pennsylvania 19456.

2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934
  (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

                                      ---------
                                       58 & 59
                                      ---------


----------------------------------------------------------------------------
  Trustees and Officers of The Advisors' Inner Circle Fund II (continued)                                             [LOGO OMITTED]
----------------------------------------------------------------------------                                        JANUARY 31, 2006
------------------------------------------------------------------------------------------------------------------------------------

                                                     TERM OF
                              POSITION(S)          OFFICE AND
    NAME, ADDRESS,             HELD WITH            LENGTH OF                 PRINCIPAL OCCUPATION(S)
         AGE 1                THE TRUST           TIME SERVED 2                 DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARDMEMBERS (CONTINUED)
------------------------

BETTY L. KRIKONIAN             Trustee            (Since 2005)           Self-Employed Legal and Financial Services
62 yrs. old                                                              Consultant since 2003. Counsel to State Street Bank
                                                                         Global Securities and Cash Operations from
                                                                         1995 to 2003.
------------------------------------------------------------------------------------------------------------------------------------

CHARLES E. CARLBOM             Trustee            (Since 2005)           Self-Employed Business Consultant, Business
71 yrs. old                                                              Project Inc. since 1997. CEO and President, United
------------------------------------------------------------------------------------------------------------------------------------

MITCHELL A. JOHNSON            Trustee            (Since 2005)           Retired.
63 yrs. old

------------------------------------------------------------------------------------------------------------------------------------


                   NUMBER OF
                    FUNDS IN
      THE ADVISORS' INNER CIRCLE FUND II
               OVERSEEN BY BOARD                            OTHER DIRECTORSHIPS
                    MEMBER                             HELD BY BOARD MEMBER/OFFICERS 3
------------------------------------------------------------------------------------------------------------------------------------



                      9                          Trustee of The Advisors' Inner Circle Fund.


------------------------------------------------------------------------------------------------------------------------------------

                      9                          Trustee of The Advisors' Inner Circle Fund,
                                                 Oregon Trust Co. and O.T. Logistics, Inc.
------------------------------------------------------------------------------------------------------------------------------------

                      9                          Director, Federal Agricultural Mortgage
                                                 Corporation. Trustee of The Advisors' Inner
                                                 Circle Fund.
------------------------------------------------------------------------------------------------------------------------------------
1 Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks,
  Pennsylvania 19456.

2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934
  (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

                                      ---------
                                       60 & 61
                                      ---------

----------------------------------------------------------------------------
  Trustees and Officers of The Advisors' Inner Circle Fund II (concluded)                                             [LOGO OMITTED]
-------------------------------------------------------------------------                                           JANUARY 31, 2006


                                                     TERM OF
                              POSITION(S)          OFFICE AND
    NAME, ADDRESS,             HELD WITH            LENGTH OF                 PRINCIPAL OCCUPATION(S)
         AGE 1                THE TRUST           TIME SERVED 2                 DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS
--------

JAMES F. VOLK, CPA             President           (Since 2003)          Senior Operations Officer, SEIInvestments,
43 yrs. old                                                              Fund Accounting and Administration (1996-present);
                                                                         Assistant Chief Accountant of the U.S. Securities and
                                                                         Exchange Commission's Division of Investment
                                                                         Management (1993-1996).
------------------------------------------------------------------------------------------------------------------------------------

MICHAEL LAWSON           Controller and Chief      (Since 2005)          Director, SEI Investments, Fund Accounting since
45 yrs. old                Financial Officer                             July 2005. Manager, SEI Investments AVP from April
                                                                         1995 to February 1998 and November 1998
                                                                         to July 2005.
------------------------------------------------------------------------------------------------------------------------------------

JAMES NDIAYE              Vice President and      (Since 2004)           Employed by SEI Investments Company since
37 yrs. old                    Secretary                                 2004. Vice President, Deusche Asset Management
                                                                         from 2003-2004. Associate, Morgan, Lewis & Bockius
                                                                         LLP from 2000-2003. Counsel, Assistant Vice President,
                                                                         ING Variable Annuities Group from 1999-2000.
------------------------------------------------------------------------------------------------------------------------------------

TIMOTHY D. BARTO       Assistant Vice President   (Since 2000)           General Counsel, Vice President and Assistant
37 yrs. old             and Assistant Secretary                          Secretary of SEI Investments Global Funds Services
                                                                         since 1999; Associate, Dechert (law firm) from
                                                                         1997-1999; Associate, Richter, Miller & Finn
                                                                         (law firm) from 1994-1997.
------------------------------------------------------------------------------------------------------------------------------------

PHILIP T. MASTERSON       Vice President and      (Since 2004)           Employed by SEI Investments Company since 2004.
41 yrs. old               Assistant Secretary                            General Counsel, CITCO Mutual Fund Services from
                                                                         2003-2004. Vice President and Associate Counsel,
                                                                         Oppenheimer Funds from 2001-2003. and Vice
                                                                         President and Assistant Counsel from 1997-2001.
------------------------------------------------------------------------------------------------------------------------------------

                   NUMBER OF
                    FUNDS IN
      THE ADVISORS' INNER CIRCLEFUND II
               OVERSEEN BY BOARD                            OTHER DIRECTORSHIPS
                    MEMBER                             HELD BY BOARD MEMBER/OFFICERS 3
------------------------------------------------------------------------------------------------------------------------------------


                      N/A                                        N/A




------------------------------------------------------------------------------------------------------------------------------------

                      N/A                                        N/A



------------------------------------------------------------------------------------------------------------------------------------

                      N/A                                        N/A




------------------------------------------------------------------------------------------------------------------------------------

                      N/A                                        N/A




------------------------------------------------------------------------------------------------------------------------------------

                      N/A                                        N/A




------------------------------------------------------------------------------------------------------------------------------------

1 The business address of each officer is SEI Investments Company, 1 Freedom
  Valley Drive, Oaks, Pennsylvania 19456.

                                      ---------
                                       60 & 61
                                      ---------

----------------------------------------
  Notice to Shareholders (unaudited)                              [LOGO OMITTED]
----------------------------------------                        JANUARY 31, 2006
--------------------------------------------------------------------------------

For shareholders that do not have a January 31, 2006 tax year end, this notice is for informational use only.

For the fiscal year ended January 31, 2006, each Fund is designating long term capital gains and ordinary income with regard to distributions paid during the year as follows:


                        LONG TERM     ORDINARY                    DIVIDENDS   QUALIFIED     U.S.       QUALIFIED    QUALIFIED
                      CAPITAL GAINS    INCOME         TOTAL       RECEIVED    DIVIDEND   GOVERNMENT    INTEREST     SHORT-TERM
FUND                  DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS DEDUCTION (1) INCOME (2) INTEREST (3) INCOME (4) CAPITAL GAIN (5)
------                ------------- ------------- ------------- ------------- ---------  ------------ ---------- ----------------
Treasury Securities
   Money Market Fund      0.00%        100.00%       100.00%        0.00%        0.00%      40.10%      94.19%         0.00%
Strategic Income
   Bond Fund              0.00%        100.00%       100.00%        0.00%        0.00%      26.01%      99.35%         0.00%
Value Fund               75.27%         24.73%       100.00%      100.00%      100.00%       0.00%       0.00%         0.02%
Growth Fund             100.00%          0.00%       100.00%        0.00%        0.00%       0.00%       0.00%         0.00%
Burkenroad Fund           0.00%          0.00%         0.00%        0.00%        0.00%       0.00%       0.00%         0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

                                      ----
                                       64
                                      ----

---------------------------------------------
  Shareholder Voting Results (unaudited)                          [LOGO OMITTED]
---------------------------------------------                   JANUARY 31, 2006
--------------------------------------------------------------------------------

At a special meeting held on February 18, 2005, the shareholders of the Advisors' Inner Circle Fund II voted on the proposal to elect Trustees of the Trust. The results of the voting were as follows:

                                     Number of       % of Shares     % of Shares
                                      Shares         Outstanding       Present
                                 ---------------     -----------     -----------
     ROBERT A. NESHER
     Affirmative                 316,442,481.580       95.719%         99.982%
     Withheld                         58,443.000        1.700%          0.018%
     Total                       316,500,924.580       95.736%            100%

     WILLIAM M. DORAN
     Affirmative                 316,442,481.580       95.719%         99.982%
     Withheld                         58,443.000        0.017%          0.018%
     Total                       316,500,924.580       95.736%            100%

     JOHN T. COONEY
     Affirmative                 316,442,481.580       95.719%         99.982%
     Withheld                         58,443.000        0.017%          0.018%
     Total                       316,500,924.580       95.736%            100%

     ROBERT A. PATTERSON
     Affirmative                 316,442,481.580       95.719%         99.982%
     Withheld                         58,433.000        0.017%          0.018%
     Total                       316,500,924.580       95.736%            100%

     EUGENE B. PETERS
     Affirmative                 316,442,481.580       95.719%         99.982%
     Withheld                         58,443.000        0.017%          0.018%
     Total                       316,500,924.580       95.736%            100%

     JAMES M. STOREY
     Affirmative                 316,442,481.580       95.719%         99.982%
     Withheld                         58,443.000        0.017%          0.018%
     Total                       316,500,924.580       95.736%            100%

     GEORGE J. SULLIVAN
     Affirmative                 316,442,481.580       95.719%         99.982%
     Withheld                         58,443.000        0.017%          0.018%
     Total                       316,500,924.580       95.736%            100%

     BETTY L. KRIKORIAN
     Affirmative                 316,442,481.580       95.719%         99.982%
     Withheld                         58,443.000        0.017%          0.018%
     Total                       316,500,924.580       95.736%            100%

     CHARLES E. CARLBOM
     Affirmative                 316,442,481.580       95.719%         99.982%
     Withheld                         58,443.000        0.017%          0.018%
     Total                       316,500,924.580       95.736%            100%

     MITCHELL A. JOHNSON
     Affirmative                 316,442,481.580       95.719%         99.982%
     Withheld                         58,443.000        0.170%          0.018%
     Total                       316,500,924.580       95.736%            100%

                                      ----
                                       65
                                      ----

--------
 Notes
--------
--------------------------------------------------------------------------------

--------
 Notes                                                            [LOGO OMITTED]
--------                                                        JANUARY 31, 2006
--------------------------------------------------------------------------------

--------
 Notes
--------
--------------------------------------------------------------------------------

                              WALL STREET SAVVY,
                                 MAIN STREET TOUCH.


                               INVESTMENT ADVISER
                                Horizon Advisers
                  (an unincorporated division of Hancock Bank)
                                One Hancock Plaza
                                  P.O. Box 4019
                           Gulfport, Mississippi 39502

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP

                        THIS MATERIAL MUST BE PRECEDED OR
                      ACCOMPANIED BY A CURRENT PROSPECTUS.

                           THE HANCOCK HORIZON FUNDS:
                           O NOT FDIC INSURED
                           O NO BANK GUARANTEE
                           O MAY LOSE VALUE



                      [HANCOCK HORIZON FUNDS LOGO OMITTED]

                              HANCOCK HORIZON FUNDS

                    FOR MORE INFORMATION CALL 1.888.346.6300
                           WWW.HANCOCKHORIZONFUNDS.COM

ITEM 2.   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's Principal Executive Officer, Principal Financial Officer, and any person who performs a similar function.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is George Sullivan and is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Ernst & Young LLP ("E&Y") and KPMG LLP ("KPMG) related to the Hancock Horizon Family of Funds (the "Funds").

E&Y billed the Funds aggregate fees for services rendered to the Funds for the fiscal year 2006 and KPMG billed the Funds aggregate fees for services rendered to the Funds for the fiscal year 2005 as follows:


------------------ ----------------------------------------------------- -----------------------------------------------------
                                          2006*                                                  2005+
------------------ ----------------------------------------------------- -----------------------------------------------------
                    All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                    services to the   services to       and services to   services to the   services to       and services to
                    Trust that were   service           service           Trust that were   service           service
                    pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                      were              did not require                     were              did not require
                                      pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
 (a)     Audit          $103,100            N/A               N/A             $85,300             N/A               N/A
         Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
 (b)     Audit-           N/A               N/A               N/A               N/A               N/A               N/A
         Related
         Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
 (c)     Tax              N/A               N/A               N/A               N/A               N/A               N/A
         Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
 (d)     All              N/A               N/A               N/A               N/A               N/A               N/A
         Other
         Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------


*E&Y
+KPMG

Notes:
   (1) Audit fees include amounts related to the audit of the Funds' annual financial statements, performance of security counts in compliance with rule 17f-2 of the Investment Company Act of 1940, and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)   Not Applicable

(e)(2) Percentage of fees billed by E&Y and KPMG applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

             ------------------------ ----------------- ----------------
                                            2006*             2005+
             ------------------------ ----------------- ----------------
              Audit-Related Fees             N/A               N/A

             ------------------------ ----------------- ----------------
              Tax Fees                       N/A               N/A

             ------------------------ ----------------- ----------------
              All Other Fees                 N/A               N/A

             ------------------------ ----------------- ----------------


*E&Y
+KPMG

(f)      Not applicable.

(g)(1) The aggregate non-audit fees and services billed by E&Y for fiscal year 2006 were $0.

(g)(2) The aggregate non-audit fees and services billed by KPMG for fiscal year 2005 were $0.

(h)      Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              The Advisors' Inner Circle Fund II


By (Signature and Title)*                 /s/ James F. Volk
                                          -----------------------------------
                                          James F. Volk
                                          President

Date: 03/30/06





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                 /s/ James F. Volk
                                          -----------------------------------
                                          James F. Volk
                                          President
Date: 03/30/06


By (Signature and Title)*                 /s/ Michael Lawson
                                          --------------------------
                                          Michael Lawson
                                          Controller and Chief Financial Officer

Date: 03/30/06

* Print the name and title of each signing officer under his or her signature.